NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

MFA SEPARATE ACCOUNTS I AND II
AND
VLI SEPARATE ACCOUNT

ANNUAL REPORT

               MAINSTAY
   VP SERIES FUND, INC.
                      December 31, 2002

         This is a Report by the
        MainStay VP Series Fund,
            Inc. for the general
           information of Multi-
              Funded Annuity and
         Variable Life Insurance
       policyowners. This Report
         does not offer for sale
            or solicit orders to
            purchase securities.

         NEW YORK LIFE
             INSURANCE
           AND ANNUITY
           CORPORATION
                [NY Life Logo]

LETTER FROM THE PRESIDENT
--------------------------------------------------------------------------------

I am pleased to present the Annual Report for the year ended December 31, 2002.

The year 2002 can be summarized as one of challenge and change. Our leaders continued to prepare the country to defend itself against terrorism and for the possibility of war. As part of this preparation, President Bush signed the Homeland Security Act, resulting in the largest reorganization of the Federal Government since the creation of the Department of Defense following World War II.

As 2002 passed, it also became clear that economic recovery would be slow. While some strengthening was seen toward the end of the year, it's been an uphill climb for virtually every company in every industry. Interest rates remained at low levels not seen in four decades and the stock market continued to be unpredictable and volatile. Accounting scandals, bankruptcies and layoffs brought increased skepticism among consumers and investors. While New York Life Insurance and Annuity Corporation (NYLIAC) and its parent company, New York Life Insurance Company, were not immune to the adverse effects of this economic environment, we have fared better than most. Our core values of financial strength, integrity and humanity have served us well, just as they have for nearly 160 years. Through wars and depressions, through bull and bear markets, we have continued to grow, and to meet our obligations. We have every intention of continuing these traditions.

Please take some time to read this Annual Report. It provides performance data, portfolio manager commentaries, individual portfolio holdings and separate account financial statements for each of the investment divisions(1) and is an excellent source of information on the investment allocations within the Facilitator Multi-Funded Variable Annuity (MFA) and Variable Life Insurance
(VLI) policies issued by NYLIAC. Policyowners of NYLIAC MFA policies should refer to page 3 and policyowners of NYLIAC VLI policies should refer to page 18 for their respective financial statements. I also encourage you to get in touch with your registered representative to review this material, as well as the individual plans and goals you have in place to protect your future.

Challenging times like these put companies to the test. Rest assured that NYLIAC is up to these challenges. We appreciate the trust you've placed with our Company. We will be here when you need us -- just as we always have been.

Sincerely,

/s/ FREDERICK J. SIEVERT

Frederick J. Sievert
President
New York Life Insurance and Annuity Corporation
(A Delaware Corporation)

January 2003

(1) The investment divisions offered through NYLIAC MFA and NYLIAC VLI policies are different from mutual funds that may have similar names but are available directly to the general public. Investment results may differ.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                   NYLIAC MFA SEPARATE ACCOUNT-I

                                                          TAX-QUALIFIED POLICIES

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2002

                                                 COMMON STOCK                      BOND                      MONEY MARKET
                                                  INVESTMENT                    INVESTMENT                    INVESTMENT
                                                   DIVISIONS                     DIVISIONS                     DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          ---------------------------------------------------------------------------------------
ASSETS:
  Investment in the MainStay VP Series
    Fund, Inc., at net asset value......  $ 42,123,290   $ 97,497,614   $ 17,331,858   $ 37,802,491   $  2,295,906   $  4,145,276

LIABILITIES:
  Liability to New York Life Insurance
    and Annuity Corporation for:
    Mortality and expense risk
      charges...........................       143,348        327,612         55,213        117,799          7,600         13,139
    Administrative charges..............            --        131,045             --         47,119             --          5,255
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Total net assets..................  $ 41,979,942   $ 97,038,957   $ 17,276,645   $ 37,637,573   $  2,288,306   $  4,126,882
                                          ============   ============   ============   ============   ============   ============

TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners............  $ 41,979,942   $ 97,038,957   $ 17,276,645   $ 37,637,573   $  2,288,306   $  4,126,882
                                          ============   ============   ============   ============   ============   ============
    Variable accumulation unit value....  $      47.38   $      43.08   $      41.15   $      37.42   $      23.15   $      21.06
                                          ============   ============   ============   ============   ============   ============
Identified Cost of Investment...........  $ 64,150,235   $136,480,013   $ 16,640,954   $ 35,643,406   $  2,295,811   $  4,145,085
                                          ============   ============   ============   ============   ============   ============

STATEMENT OF OPERATIONS
For the year ended December 31, 2002

                                                 COMMON STOCK                      BOND                      MONEY MARKET
                                                  INVESTMENT                    INVESTMENT                    INVESTMENT
                                                   DIVISIONS                     DIVISIONS                     DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          ---------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.......................  $    451,962   $  1,043,281   $    743,084   $  1,613,738   $     33,818   $     56,993
  Mortality and expense risk charges....      (666,029)    (1,478,639)      (220,475)      (465,866)       (31,247)       (52,746)
  Administrative charges................            --       (591,507)            --       (186,346)            --        (21,131)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net investment income (loss)......      (214,067)    (1,026,865)       522,609        961,526          2,571        (16,884)
                                          ------------   ------------   ------------   ------------   ------------   ------------
REALIZED AND UNREALIZED
  GAIN (LOSS):
  Proceeds from sale of investments.....    10,922,439     14,993,707      3,090,204      4,138,940      1,010,886        959,053
  Cost of investments sold..............   (11,831,495)   (13,218,643)    (2,980,323)    (4,153,957)    (1,010,833)      (958,994)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net realized gain (loss) on
        investments.....................      (909,056)     1,775,064        109,881        (15,017)            53             59
  Realized gain distribution received...            --             --         15,247         33,120             14             25
  Change in unrealized appreciation
    (depreciation) on investments.......   (14,730,777)   (36,346,969)       719,167      1,758,875             90            173
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net gain (loss) on investments....   (15,639,833)   (34,571,905)       844,295      1,776,978            157            257
                                          ------------   ------------   ------------   ------------   ------------   ------------
        Net increase (decrease) in net
          assets resulting from
          operations....................  $(15,853,900)  $(35,598,770)  $  1,366,904   $  2,738,504   $      2,728   $    (16,627)
                                          ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2002
and December 31, 2001

                                                                                     COMMON STOCK
                                                                                 INVESTMENT DIVISIONS
                                                          ------------------------------------------------------------------
                                                                  SINGLE PREMIUM                     FLEXIBLE PREMIUM
                                                                     POLICIES                            POLICIES
                                                          ------------------------------      ------------------------------
                                                              2002              2001              2002              2001
                                                          ------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)........................  $   (214,067)     $   (494,118)     $ (1,026,865)     $ (1,782,512)
    Net realized gain (loss) on investments.............      (909,056)        3,702,055         1,775,064         5,170,396
    Realized gain distribution received.................            --                --                --                --
    Change in unrealized appreciation (depreciation) on
      investments.......................................   (14,730,777)      (20,589,486)      (36,346,969)      (39,227,459)
                                                          ------------      ------------      ------------      ------------
      Net increase (decrease) in net assets resulting
        from operations.................................   (15,853,900)      (17,381,549)      (35,598,770)      (35,839,575)
                                                          ------------      ------------      ------------      ------------
  Contributions and (withdrawals):
    Payments received from policyowners.................       340,525           474,182         1,686,411         1,977,784
    Policyowners' surrenders............................    (7,951,061)      (13,469,362)      (10,832,339)      (17,147,291)
    Policyowners' annuity and death benefits, net of
      reversals.........................................      (445,616)         (726,786)         (491,572)         (560,806)
    Net transfers from (to) Fixed Account...............    (1,243,898)         (194,333)       (2,012,263)         (552,872)
    Transfers between Investment Divisions..............      (697,380)       (1,037,824)         (661,990)         (735,757)
                                                          ------------      ------------      ------------      ------------
      Net contributions and (withdrawals)...............    (9,997,430)      (14,954,123)      (12,311,753)      (17,018,942)
                                                          ------------      ------------      ------------      ------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges retained
      by the Separate Account...........................        49,697            23,228           152,122            64,424
                                                          ------------      ------------      ------------      ------------
        Increase (decrease) in net assets...............   (25,801,633)      (32,312,444)      (47,758,401)      (52,794,093)
NET ASSETS:
    Beginning of year...................................    67,781,575       100,094,019       144,797,358       197,591,451
                                                          ------------      ------------      ------------      ------------
    End of year.........................................  $ 41,979,942      $ 67,781,575      $ 97,038,957      $144,797,358
                                                          ============      ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC MFA SEPARATE ACCOUNT-I

                                                          TAX-QUALIFIED POLICIES

                              BOND                                                    MONEY MARKET
                      INVESTMENT DIVISIONS                                        INVESTMENT DIVISIONS
    ---------------------------------------------------------   ---------------------------------------------------------
          SINGLE PREMIUM               FLEXIBLE PREMIUM               SINGLE PREMIUM               FLEXIBLE PREMIUM
             POLICIES                      POLICIES                      POLICIES                      POLICIES
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2002           2001           2002           2001           2002           2001           2002           2001
    ---------------------------------------------------------------------------------------------------------------------
    $    522,609   $    626,817   $    961,526   $  1,113,360   $      2,571   $     72,656   $    (16,884)  $     98,111
         109,881         30,250        (15,017)        53,610             53              1             59             17
          15,247             --         33,120             --             14             10             25             17
         719,167        760,597      1,758,875      1,549,686             90             11            173              1
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       1,366,904      1,417,664      2,738,504      2,716,656          2,728         72,678        (16,627)        98,146
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         144,800        242,820        543,374        665,300         15,722         15,472        260,390        193,158
      (2,383,579)    (2,638,149)    (3,294,017)    (3,991,152)      (711,287)      (578,724)      (582,047)      (993,317)
        (111,610)      (172,608)      (193,999)      (188,285)       (14,026)       (44,904)       (47,493)         2,106
        (227,796)        15,681       (155,507)       (33,792)      (160,961)         3,962       (183,397)        (3,208)
         295,309        601,118        380,974        509,281        401,000        440,457        277,689        232,729
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      (2,282,876)    (1,951,138)    (2,719,175)    (3,038,648)      (469,552)      (163,737)      (274,858)      (568,532)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
          (3,308)        (4,462)        (9,787)       (12,731)           (87)          (287)          (201)          (639)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
        (919,280)      (537,936)         9,542       (334,723)      (466,911)       (91,346)      (291,686)      (471,025)
      18,195,925     18,733,861     37,628,031     37,962,754      2,755,217      2,846,563      4,418,568      4,889,593
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $ 17,276,645   $ 18,195,925   $ 37,637,573   $ 37,628,031   $  2,288,306   $  2,755,217   $  4,126,882   $  4,418,568
    ============   ============   ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                  NYLIAC MFA SEPARATE ACCOUNT-II

                                                          NON-QUALIFIED POLICIES

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2002

                                                 COMMON STOCK                      BOND                      MONEY MARKET
                                                  INVESTMENT                    INVESTMENT                    INVESTMENT
                                                   DIVISIONS                     DIVISIONS                     DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          ---------------------------------------------------------------------------------------
ASSETS:
  Investment in the MainStay VP
    Series Fund, Inc., at net asset
    value...............................  $ 52,278,222   $ 10,359,407   $ 30,168,018   $  3,978,317   $  3,129,097   $    595,807

LIABILITIES:
  Liability to New York Life Insurance
    and Annuity Corporation for:
    Mortality and expense risk
      charges...........................       179,632         34,671         94,621         12,477         10,269          1,816
    Administrative charges..............            --         13,869             --          4,991             --            727
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Total net assets..................  $ 52,098,590   $ 10,310,867   $ 30,073,397   $  3,960,849   $  3,118,828   $    593,264
                                          ============   ============   ============   ============   ============   ============

TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners............  $ 52,098,590   $ 10,310,867   $ 30,073,397   $  3,960,849   $  3,118,828   $    593,264
                                          ============   ============   ============   ============   ============   ============
    Variable accumulation
      unit value........................  $      47.38   $      43.08   $      41.31   $      37.48   $      23.15   $      21.06
                                          ============   ============   ============   ============   ============   ============
Identified Cost of Investment...........  $ 80,307,688   $ 15,058,019   $ 28,747,716   $  3,783,569   $  3,128,963   $    595,794
                                          ============   ============   ============   ============   ============   ============

STATEMENT OF OPERATIONS
For the year ended December 31, 2002

                                                 COMMON STOCK                      BOND                      MONEY MARKET
                                                  INVESTMENT                    INVESTMENT                    INVESTMENT
                                                   DIVISIONS                     DIVISIONS                     DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          ---------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.......................  $    561,989   $    111,014   $  1,285,329   $    169,841   $     50,804   $      8,244
  Mortality and expense risk charges....      (839,366)      (154,159)      (375,979)       (49,481)       (46,519)        (7,638)
  Administrative charges................            --        (61,665)            --        (19,793)            --         (3,060)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net investment income (loss)......      (277,377)      (104,810)       909,350        100,567          4,285         (2,454)
                                          ------------   ------------   ------------   ------------   ------------   ------------
REALIZED AND UNREALIZED
  GAIN (LOSS):
  Proceeds from sale of investments.....    13,357,398      1,362,120      4,873,161        615,759      1,676,239        293,705
  Cost of investments sold..............   (15,076,594)    (1,244,782)    (4,745,467)      (575,944)    (1,676,142)      (293,689)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net realized gain (loss) on
        investments.....................    (1,719,196)       117,338        127,694         39,815             97             16
  Realized gain distribution received...            --             --         26,374          3,485             23              4
  Change in unrealized appreciation
    (depreciation) on investments.......   (17,931,213)    (3,717,092)     1,285,488        145,844            119             12
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net gain (loss) on investments....   (19,650,409)    (3,599,754)     1,439,556        189,144            239             32
                                          ------------   ------------   ------------   ------------   ------------   ------------
        Net increase (decrease) in net
          assets resulting from
          operations....................  $(19,927,786)  $ (3,704,564)  $  2,348,906   $    289,711   $      4,524   $     (2,422)
                                          ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2002
and December 31, 2001

                                                                                     COMMON STOCK
                                                                                 INVESTMENT DIVISIONS
                                                          ------------------------------------------------------------------
                                                                  SINGLE PREMIUM                     FLEXIBLE PREMIUM
                                                                     POLICIES                            POLICIES
                                                          ------------------------------      ------------------------------
                                                              2002              2001              2002              2001
                                                          ------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)........................  $   (277,377)     $   (621,489)     $   (104,810)     $   (173,698)
    Net realized gain (loss) on investments.............    (1,719,196)        5,013,102           117,338           458,137
    Realized gain distribution received.................            --                --                --                --
    Change in unrealized appreciation (depreciation) on
      investments.......................................   (17,931,213)      (26,370,524)       (3,717,092)       (3,816,261)
                                                          ------------      ------------      ------------      ------------
      Net increase (decrease) in net assets resulting
        from operations.................................   (19,927,786)      (21,978,911)       (3,704,564)       (3,531,822)
                                                          ------------      ------------      ------------      ------------
  Contributions and (withdrawals):
    Payments received from policyowners, net of
      reversals.........................................      (124,985)         (192,286)          131,087           178,716
    Policyowners' surrenders............................    (7,279,601)      (14,627,008)         (553,523)         (824,905)
    Policyowners' annuity and death benefits............    (1,717,610)       (2,157,503)         (135,179)         (197,269)
    Net transfers from (to) Fixed Account...............    (1,364,770)         (451,724)          (84,955)         (111,228)
    Transfers between Investment Divisions..............    (1,431,626)       (2,697,692)         (200,038)          (72,691)
                                                          ------------      ------------      ------------      ------------
      Net contributions and (withdrawals)...............   (11,918,592)      (20,126,213)         (842,608)       (1,027,377)
                                                          ------------      ------------      ------------      ------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges retained
      by the Separate Account...........................        62,659            29,211            15,753             6,279
                                                          ------------      ------------      ------------      ------------
        Increase (decrease) in net assets...............   (31,783,719)      (42,075,913)       (4,531,419)       (4,552,920)
NET ASSETS:
  Beginning of year.....................................    83,882,309       125,958,222        14,842,286        19,395,206
                                                          ------------      ------------      ------------      ------------
  End of year...........................................  $ 52,098,590      $ 83,882,309      $ 10,310,867      $ 14,842,286
                                                          ============      ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                  NYLIAC MFA SEPARATE ACCOUNT-II

                                                          NON-QUALIFIED POLICIES

                              BOND                                                    MONEY MARKET
                      INVESTMENT DIVISIONS                                        INVESTMENT DIVISIONS
    ---------------------------------------------------------   ---------------------------------------------------------
          SINGLE PREMIUM               FLEXIBLE PREMIUM               SINGLE PREMIUM               FLEXIBLE PREMIUM
             POLICIES                      POLICIES                      POLICIES                      POLICIES
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2002           2001           2002           2001           2002           2001           2002           2001
    ---------------------------------------------------------------------------------------------------------------------
    $    909,350   $  1,055,094   $    100,567   $    117,432   $      4,285   $    113,736   $     (2,454)  $     12,409
         127,694         66,508         39,815        (23,709)            97             (1)            16             --
          26,374             --          3,485             --             23             15              4              2
       1,285,488      1,270,872        145,844        201,943            119             19             12              3
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       2,348,906      2,392,474        289,711        295,666          4,524        113,769         (2,422)        12,414
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
          24,595        (59,474)        57,490         61,375             --             --          9,819          7,385
      (3,244,711)    (4,138,091)      (368,027)      (399,641)      (870,963)    (1,237,669)       (68,340)      (149,606)
        (600,228)      (868,766)       (39,830)      (150,091)        (7,001)      (190,226)        (4,971)        (3,489)
        (263,525)       (55,902)       (18,485)        (3,009)      (455,768)        (8,455)            --         (2,758)
       1,137,123      2,135,161         27,857         (6,174)       299,379        604,596        171,347         79,349
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      (2,946,746)    (2,987,072)      (340,995)      (497,540)    (1,034,353)      (831,754)       107,855        (69,119)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
          (5,644)        (7,577)        (1,040)        (1,393)          (132)          (431)           (29)           (82)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
        (603,484)      (602,175)       (52,324)      (203,267)    (1,029,961)      (718,416)       105,404        (56,787)
      30,676,881     31,279,056      4,013,173      4,216,440      4,148,789      4,867,205        487,860        544,647
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $ 30,073,397   $ 30,676,881   $  3,960,849   $  4,013,173   $  3,118,828   $  4,148,789   $    593,264   $    487,860
    ============   ============   ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Organization and Accounting Policies:
--------------------------------------------------------------------------------
NYLIAC MFA Separate Account-I ("Separate Account-I") and NYLIAC MFA Separate Account-II ("Separate Account-II") were established on May 27, 1983, under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. These accounts were established to receive and invest net premium payments under Tax Qualified Multi-Funded Retirement Annuity Policies ("Separate Account-I") and Non-Qualified Multi-Funded Retirement Annuity Policies ("Separate Account-II") issued by NYLIAC. Effective December 19, 1994, sales of all such policies were discontinued.

    Separate Account-I and Separate Account-II are registered under the Investment Company Act of 1940, as amended, as unit investment trusts. The assets of Separate Account-I and Separate Account-II, which are all in the accumulation phase, are invested exclusively in shares of the MainStay VP Series Fund, Inc., a diversified open-end management investment company, and are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account represents the general assets of NYLIAC. NYLIAC's Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

    New York Life Investment Management LLC ("NYLIM"), a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings"), a wholly-owned subsidiary of New York Life Insurance Company, provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. NYLIM retains several sub-advisers, including MacKay Shields LLC, a wholly-owned subsidiary of NYLIM Holdings, to provide investment advisory services to certain Portfolios of the MainStay VP Series Fund, Inc.

    There are six Investment Divisions within both Separate Account-I and Separate Account-II, three of which invest Single Premium Policy net premium payments and three of which invest Flexible Premium Policy net premium payments. The Common Stock Investment Divisions invest in the Growth Equity Portfolio, the Bond Investment Divisions invest in the Bond Portfolio, and the Money Market Investment Divisions invest in the Cash Management Portfolio. Net premium payments received are allocated to the Investment Divisions of Separate Account-I or Separate Account-II according to Policyowner instructions. In addition, the Policyowner has the option to transfer amounts between the Investment Divisions of Separate Account-I or Separate Account-II and the Fixed Account of NYLIAC.

    No Federal income tax is payable on investment income or capital gains of Separate Account-I or Separate Account-II under current Federal income tax law.

    Security Valuation--The investment in the MainStay VP Series Fund, Inc. is valued at the net asset value of shares of the respective fund portfolios.

    Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

    Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

    The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II

                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------
At December 31, 2002, the investment in the MainStay VP Series Fund, Inc. by the respective Investment Divisions of Separate Account-I and Separate Account-II is as follows:

                                                  COMMON STOCK                    BOND                    MONEY MARKET
                                              INVESTMENT DIVISIONS        INVESTMENT DIVISIONS        INVESTMENT DIVISIONS
                                             ----------------------      ----------------------      ----------------------
                                              SINGLE       FLEXIBLE       SINGLE       FLEXIBLE       SINGLE       FLEXIBLE
                                             PREMIUM       PREMIUM       PREMIUM       PREMIUM       PREMIUM       PREMIUM
                                             POLICIES      POLICIES      POLICIES      POLICIES      POLICIES      POLICIES
                                             ------------------------------------------------------------------------------
SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Number of shares...........................    2,812         6,509         1,262         2,754         2,296          4,145
Identified cost............................  $64,150       $136,480      $16,641       $35,643       $ 2,296       $  4,145
SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)
Number of shares...........................    3,490           692         2,197           290         3,129            596
Identified cost............................  $80,308       $15,058       $28,748       $ 3,784       $ 3,129       $    596

Transactions in MainStay VP Series Fund, Inc. shares for the year ended December 31, 2002, were as follows:

                                                  COMMON STOCK                    BOND                    MONEY MARKET
                                              INVESTMENT DIVISIONS        INVESTMENT DIVISIONS        INVESTMENT DIVISIONS
                                             ----------------------      ----------------------      ----------------------
                                              SINGLE       FLEXIBLE       SINGLE       FLEXIBLE       SINGLE       FLEXIBLE
                                             PREMIUM       PREMIUM       PREMIUM       PREMIUM       PREMIUM       PREMIUM
                                             POLICIES      POLICIES      POLICIES      POLICIES      POLICIES      POLICIES
                                             ------------------------------------------------------------------------------
SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Purchases..................................  $   672       $ 1,574       $ 1,337       $ 2,396       $   542       $    665
Proceeds from sales........................   10,922        14,994         3,090         4,139         1,011            959
SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)
Purchases..................................  $ 1,114       $   409       $ 2,850       $   377       $   642       $    399
Proceeds from sales........................   13,357         1,362         4,873           616         1,676            294

--------------------------------------------------------------------------------
NOTE 3--Expenses and Related Party Transactions:
--------------------------------------------------------------------------------
NYLIAC assesses a policy service charge for Flexible Premium policies each policy year on the policy anniversary, if on that date the policy's value is less than $10,000. This charge is the lesser of $30 or 1% of the policy's value at the end of the policy year. This charge covers the cost for providing services such as collecting, processing and confirming purchase payments. This charge is shown as a reduction to payments received from policyowners in the accompanying statements of changes in net assets.

    NYLIAC deducts a surrender charge on certain partial withdrawals or surrenders from Single Premium and Flexible Premium policies. For Single Premium policies, NYLIAC assesses a charge based on the length of time each payment is in the policy before it is withdrawn. Single Premium policyholders can make up to four additional purchase payments each policy year. The surrender charge for Single Premium policyholders is 7% of the amount withdrawn or surrendered during the first policy year that a purchase payment is made. This charge declines 1% for each additional policy year that a purchase payment is in the policy until the seventh policy year, after which no charge is made. The surrender charge for Flexible Premium policies is 7% of the amount withdrawn or surrendered during the first four policy years. This charge then declines 1% each policy year until the tenth policy year, after which no charge is made. These charges are recorded with surrenders in the accompanying statements of changes in net assets.

    Single and Flexible Premium policies of Separate Account-I and Separate Account-II are charged for the mortality and expense risks assumed by NYLIAC, additionally, Flexible Premium policies are charged for administrative services provided by NYLIAC. These charges are made daily at an annual rate of 1.25% for mortality and expense risks and an additional .50% for administrative charges on Flexible Premium policies, of the daily net asset value of each Investment Division. The amounts of these charges retained in the Investment Divisions represent funds of NYLIAC. Accordingly, NYLIAC participates in the results ratably with the Policyowners. These charges are disclosed in the accompanying statement of operations.
--------------------------------------------------------------------------------
NOTE 4--Distribution of Net Income:
--------------------------------------------------------------------------------
Separate Account-I and Separate Account-II do not expect to declare dividends to Policyowners from accumulated net investment income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits, transfers, or annuity payments) in excess of the net premium payments.

NOTE 5--Unit Transactions (in 000's):
--------------------------------------------------------------------------------
Transactions in accumulation units for the years ended December 31, 2002 and December 31, 2001, were as follows:

                                                                        COMMON STOCK INVESTMENT DIVISIONS
                                                              -----------------------------------------------------
                                                                  SINGLE PREMIUM               FLEXIBLE PREMIUM
                                                                     POLICIES                      POLICIES
                                                              -----------------------       -----------------------
                                                                2002           2001           2002           2001
                                                              -----------------------------------------------------
SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Units issued on payments received from policyowners.........       5              7             34             33
Units redeemed on surrenders................................    (142)          (201)          (216)          (280)
Units redeemed on annuity and death benefits................      (8)           (10)           (10)            (9)
Units issued (redeemed) on net transfers from (to)
  Fixed Account.............................................     (25)            (3)           (43)           (10)
Units issued (redeemed) on transfers between
  Investment Divisions......................................     (14)           (17)           (15)           (13)
                                                               -----          -----          -----          -----
    Net increase (decrease).................................    (184)          (224)          (250)          (279)
Units outstanding, beginning of year........................   1,070          1,294          2,502          2,781
                                                               -----          -----          -----          -----
Units outstanding, end of year..............................     886          1,070          2,252          2,502
                                                               =====          =====          =====          =====
SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Units issued on payments received from policyowners, net of
  reversals.................................................      (1)            (3)             3              3
Units redeemed on surrenders................................    (135)          (218)           (11)           (14)
Units redeemed on annuity and death benefits................     (31)           (31)            (3)            (3)
Units issued (redeemed) on net transfers from (to)
  Fixed Account.............................................     (28)            (8)            (2)            (2)
Units issued (redeemed) on transfers between
  Investment Divisions......................................     (29)           (44)            (4)            (1)
                                                               -----          -----          -----          -----
    Net increase (decrease).................................    (224)          (304)           (17)           (17)
Units outstanding, beginning of year........................   1,324          1,628            256            273
                                                               -----          -----          -----          -----
Units outstanding, end of year..............................   1,100          1,324            239            256
                                                               =====          =====          =====          =====

                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II

                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES

--------------------------------------------------------------------------------

            BOND INVESTMENT DIVISIONS               MONEY MARKET INVESTMENT DIVISIONS
    -----------------------------------------   -----------------------------------------
      SINGLE PREMIUM       FLEXIBLE PREMIUM       SINGLE PREMIUM       FLEXIBLE PREMIUM
         POLICIES              POLICIES              POLICIES              POLICIES
    -------------------   -------------------   -------------------   -------------------
      2002       2001       2002       2001       2002       2001       2002       2001
    -------------------------------------------------------------------------------------
         4          7         15         20          2          1         13          9
       (61)       (72)       (92)      (118)       (31)       (25)       (28)       (47)
        (3)        (5)        (5)        (6)        (1)        (2)        (2)        --
        (6)         1         (4)        (1)        (7)        --         (9)        --
         8         16         10         15         17         19         13         11
     -----      -----      -----      -----      -----      -----      -----      -----
       (58)       (53)       (76)       (90)       (20)        (7)       (13)       (27)
       478        531      1,082      1,172        119        126        209        236
     -----      -----      -----      -----      -----      -----      -----      -----
       420        478      1,006      1,082         99        119        196        209
     =====      =====      =====      =====      =====      =====      =====      =====
         1         (2)         2          2         --         --         --         --
       (83)      (112)       (10)       (12)       (37)       (57)        (3)        (7)
       (15)       (23)        (1)        (5)        --         (6)        --         --
        (7)        (2)        (1)        --        (20)        --         --         --
        29         58          1         --         13         26          8          4
     -----      -----      -----      -----      -----      -----      -----      -----
       (75)       (81)        (9)       (15)       (44)       (37)         5         (3)
       803        884        115        130        179        216         23         26
     -----      -----      -----      -----      -----      -----      -----      -----
       728        803        106        115        135        179         28         23
     =====      =====      =====      =====      =====      =====      =====      =====

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's):
--------------------------------------------------------------------------------
The following table presents financial highlights for each Investment Division as of December 31, 2002, 2001, 2000, 1999 and 1998:

                                                                             SINGLE PREMIUM POLICIES (A)
             COMMON STOCK INVESTMENT DIVISIONS                ----------------------------------------------------------
                                                                2002       2001       2000          1999          1998
                                                              ----------------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Net Assets..................................................  $ 41,980   $ 67,782   $100,094      $125,974      $122,082
Units Outstanding...........................................       886      1,070      1,294         1,555         1,934
Unit Value..................................................  $  47.38   $  63.34   $  77.35      $  81.03      $  63.13
Total Return................................................     (25.2)%    (18.1)%     (4.5)%        28.4%         25.0%
Ratio of Net Investment Income to Average Net Assets........      (0.4)%     (0.6)%

SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Net Assets..................................................  $ 52,099   $ 83,882   $125,958      $148,341      $148,707
Units Outstanding...........................................     1,100      1,324      1,628         1,831         2,356
Unit Value..................................................  $  47.38   $  63.34   $  77.35      $  81.03      $  63.13
Total Return................................................     (25.2)%    (18.1)%     (4.5)%        28.4%         25.0%
Ratio of Net Investment Income to Average Net Assets........      (0.4)%     (0.6)%

                                                                            FLEXIBLE PREMIUM POLICIES (B)
                                                              ----------------------------------------------------------
                                                                2002       2001       2000          1999          1998
                                                              ----------------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Net Assets..................................................  $ 97,039   $144,797   $197,591      $237,203      $213,384
Units Outstanding...........................................     2,252      2,502      2,781         3,171         3,643
Unit Value..................................................  $  43.08   $  57.88   $  71.05      $  74.80      $  58.57
Total Return................................................     (25.6)%    (18.5)%     (5.0)%        27.7%         24.4%
Ratio of Net Investment Income to Average Net Assets........      (0.9)%     (1.1)%

SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Net Assets..................................................  $ 10,311   $ 14,842   $ 19,395      $ 22,173      $ 19,164
Units Outstanding...........................................       239        256        273           296           327
Unit Value..................................................  $  43.08   $  57.88   $  71.05      $  74.80      $  58.57
Total Return................................................     (25.6)%    (18.5)%     (5.0)%        27.7%         24.4%
Ratio of Net Investment Income to Average Net Assets........      (0.8)%     (1.1)%

(A) Expenses as a percent of average net assets were 1.25%, excluding expenses of the underlying funds and surrender charges.

(B) Expenses as a percent of average net assets were 1.75%, excluding expenses of the underlying funds, surrender charges, and policy service charges.

                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II

                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES

--------------------------------------------------------------------------------

                                                                           SINGLE PREMIUM POLICIES (A)
                 BOND INVESTMENT DIVISIONS                    -----------------------------------------------------
                                                               2002      2001      2000         1999         1998
                                                              -----------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Net Assets..................................................  $17,277   $18,196   $18,734      $27,189      $31,159
Units Outstanding...........................................      420       478       531          836          932
Unit Value..................................................  $ 41.15   $ 38.06   $ 35.27      $ 32.52      $ 33.44
Total Return................................................      8.1%      7.9%      8.5%        (2.8)%        7.8%
Ratio of Net Investment Income to Average Net Assets........      3.0%      3.4%

SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Net Assets..................................................  $30,073   $30,677   $31,279      $47,523      $44,341
Units Outstanding...........................................      728       803       884        1,456        1,321
Unit Value..................................................  $ 41.31   $ 38.20   $ 35.40      $ 32.64      $ 33.57
Total Return................................................      8.1%      7.9%      8.5%        (2.8)%        7.8%
Ratio of Net Investment Income to Average Net Assets........      3.0%      3.4%

                                                                          FLEXIBLE PREMIUM POLICIES (B)
                                                              -----------------------------------------------------
                                                               2002      2001      2000         1999         1998
                                                              -----------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Net Assets..................................................  $37,638   $37,628   $37,963      $43,647      $52,741
Units Outstanding...........................................    1,006     1,082     1,172        1,454        1,700
Unit Value..................................................  $ 37.42   $ 34.78   $ 32.39      $ 30.02      $ 31.02
Total Return................................................      7.6%      7.4%      7.9%        (3.2)%        7.2%
Ratio of Net Investment Income to Average Net Assets........      2.6%      2.9%

SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Net Assets..................................................  $ 3,961   $ 4,013   $ 4,216      $ 4,799      $ 5,509
Units Outstanding...........................................      106       115       130          160          177
Unit Value..................................................  $ 37.48   $ 34.84   $ 32.44      $ 30.06      $ 31.07
Total Return................................................      7.6%      7.4%      7.9%        (3.3)%        7.2%
Ratio of Net Investment Income to Average Net Assets........      2.5%      2.9%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                                        SINGLE PREMIUM POLICIES (A)
             MONEY MARKET INVESTMENT DIVISIONS                ------------------------------------------------
                                                               2002     2001     2000        1999        1998
                                                              ------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Net Assets..................................................  $2,288   $2,755   $2,847      $3,485      $4,403
Units Outstanding...........................................      99      119      126         162         212
Unit Value..................................................  $23.15   $23.13   $22.56      $21.53      $20.80
Total Return................................................     0.1%     2.5%     4.8%        3.5%        3.9%
Ratio of Net Investment Income to Average Net Assets........     0.1%     2.6%

SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Net Assets..................................................  $3,119   $4,149   $4,867      $5,685      $6,358
Units Outstanding...........................................     135      179      216         264         306
Unit Value..................................................  $23.15   $23.13   $22.56      $21.53      $20.80
Total Return................................................     0.1%     2.5%     4.8%        3.5%        3.9%
Ratio of Net Investment Income to Average Net Assets........     0.1%     2.6%

                                                                       FLEXIBLE PREMIUM POLICIES (B)
                                                              ------------------------------------------------
                                                               2002     2001     2000        1999        1998
                                                              ------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Net Assets..................................................  $4,127   $4,419   $4,890      $5,947      $6,659
Units Outstanding...........................................     196      209      236         299         345
Unit Value..................................................  $21.06   $21.14   $20.72      $19.88      $19.29
Total Return................................................    (0.4)%    2.0%     4.2%        3.1%        3.4%
Ratio of Net Investment Income to Average Net Assets........    (0.4)%    2.1%

SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Net Assets..................................................  $  593   $  488   $  545      $  831      $  853
Units Outstanding...........................................      28       23       26          42          44
Unit Value..................................................  $21.06   $21.14   $20.72      $19.88      $19.29
Total Return................................................    (0.4)%    2.0%     4.2%        3.1%        3.4%
Ratio of Net Investment Income to Average Net Assets........    (0.4)%    2.1%

(A) Expenses as a percent of average net assets were 1.25%, excluding expenses of the underlying funds and surrender charges.

(B) Expenses as a percent of average net assets were 1.75%, excluding expenses of the underlying funds, surrender charges, and policy service charges.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Board of Directors of New York Life Insurance and
Annuity Corporation and the MFA Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Single and Flexible Premium Policies Common Stock, the Single and Flexible Premium Policies Bond, and the Single and Flexible Premium Policies Money Market Investment Divisions (constituting the New York Life Insurance and Annuity Corporation MFA Separate Account I and the New York Life Insurance and Annuity Corporation MFA Separate Account II) at December 31, 2002, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2002 by correspondence with the funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 20, 2003

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2002

                                                              COMMON STOCK        BOND        MONEY MARKET
                                                               INVESTMENT      INVESTMENT      INVESTMENT
                                                                DIVISION        DIVISION        DIVISION
                                                              --------------------------------------------
ASSETS:
  Investment in the MainStay VP Series Fund, Inc., at net
    asset value.............................................  $22,908,376     $10,225,720     $ 1,690,828

LIABILITIES:
  Liability to New York Life Insurance and Annuity
    Corporation for mortality and expense risk charges......       21,542           8,941           1,492
                                                              -----------     -----------     -----------
      Total net assets......................................  $22,886,834     $10,216,779     $ 1,689,336
                                                              ===========     ===========     ===========

TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners................................  $22,886,834     $10,216,779     $ 1,689,336
                                                              ===========     ===========     ===========
Identified Cost of Investment...............................  $31,371,116     $ 9,751,047     $ 1,690,741
                                                              ===========     ===========     ===========

STATEMENT OF OPERATIONS
For the year ended December 31, 2002

                                                              COMMON STOCK        BOND        MONEY MARKET
                                                               INVESTMENT      INVESTMENT      INVESTMENT
                                                                DIVISION        DIVISION        DIVISION
                                                              --------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........................................  $   246,043     $   437,154     $    22,196
  Mortality and expense risk charges........................      (94,208)        (34,750)         (5,770)
                                                              -----------     -----------     -----------
      Net investment income (loss)..........................      151,835         402,404          16,426
                                                              -----------     -----------     -----------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................    2,028,273         742,436         184,996
  Cost of investments sold..................................   (1,877,211)       (715,684)       (184,983)
                                                              -----------     -----------     -----------
      Net realized gain (loss) on investments...............      151,062          26,752              13
  Realized gain distribution received.......................           --           8,975               9
  Change in unrealized appreciation (depreciation) on
    investments.............................................   (7,991,347)        436,465              74
                                                              -----------     -----------     -----------
      Net gain (loss) on investments........................   (7,840,285)        472,192              96
                                                              -----------     -----------     -----------
        Net increase (decrease) in net assets resulting from
          operations........................................  $(7,688,450)    $   874,596     $    16,522
                                                              ===========     ===========     ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

                                                            VLI SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2002
and December 31, 2001

                                                   COMMON STOCK                    BOND                    MONEY MARKET
                                                    INVESTMENT                  INVESTMENT                  INVESTMENT
                                                     DIVISION                    DIVISION                    DIVISION
                                             -------------------------   -------------------------   -------------------------
                                                2002          2001          2002          2001          2002          2001
                                             ---------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)...........  $   151,835   $   102,892   $   402,404   $   419,352   $    16,426   $    56,348
    Net realized gain (loss) on
      investments..........................      151,062       569,000        26,752       (11,395)           13             2
    Realized gain distribution received....           --            --         8,975            --             9             6
    Change in unrealized appreciation
      (depreciation) on investments........   (7,991,347)   (7,594,460)      436,465       393,913            74             5
                                             -----------   -----------   -----------   -----------   -----------   -----------
      Net increase (decrease) in net
        assets resulting from operations...   (7,688,450)   (6,922,568)      874,596       801,870        16,522        56,361
                                             -----------   -----------   -----------   -----------   -----------   -----------
  Contributions and (withdrawals):
    Payments received from policyowners....    1,527,233     1,587,439       643,256       665,676       124,459       121,766
    Cost of insurance......................     (479,534)     (820,471)     (192,240)     (290,373)      (50,699)      (46,332)
    Policyowners' surrenders...............   (2,539,405)   (2,109,049)     (861,365)     (809,425)     (180,886)     (154,196)
    (Withdrawals), net of repayments, due
      to policy loans......................      773,372      (263,261)      165,764        97,410        14,270        24,439
    Policyowners' death benefits...........     (176,649)     (166,888)      (53,121)      (31,083)       (4,572)           --
    Transfers between Investment
      Divisions............................     (120,543)          861        23,894       (25,554)       99,274        22,518
                                             -----------   -----------   -----------   -----------   -----------   -----------
      Net contributions and
        (withdrawals)......................   (1,015,526)   (1,771,369)     (273,812)     (393,349)        1,846       (31,805)
                                             -----------   -----------   -----------   -----------   -----------   -----------
    Increase (decrease) attributable to New
      York Life Insurance and Annuity
      Corporation charges retained by the
      Separate Account.....................        6,816         2,644          (521)         (626)          (16)          (42)
                                             -----------   -----------   -----------   -----------   -----------   -----------
        Increase (decrease) in net
          assets...........................   (8,697,160)   (8,691,293)      600,263       407,895        18,352        24,514
NET ASSETS:
    Beginning of year......................   31,583,994    40,275,287     9,616,516     9,208,621     1,670,984     1,646,470
                                             -----------   -----------   -----------   -----------   -----------   -----------
    End of year............................  $22,886,834   $31,583,994   $10,216,779   $ 9,616,516   $ 1,689,336   $ 1,670,984
                                             ===========   ===========   ===========   ===========   ===========   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1-- Organization and Accounting Policies:
--------------------------------------------------------------------------------
New York Life Insurance and Annuity Corporation VLI Separate Account ("VLI Separate Account") was established on May 27, 1983, under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. This account was established to receive and invest premium payments under variable life insurance policies issued by NYLIAC. Effective July 1, 1988, sales of such policies were discontinued.

    The VLI Separate Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The assets of the VLI Separate Account are invested in shares of the MainStay VP Series Fund, Inc., a diversified open-end management investment company, and are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct.

    New York Life Investment Management LLC ("NYLIM"), a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings"), a wholly-owned subsidiary of New York Life Insurance Company, provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. NYLIM retains several sub-advisers, including MacKay Shields LLC a wholly-owned subsidiary of NYLIM Holdings, to provide investment advisory services to certain Portfolios of the MainStay VP Series Fund, Inc.

    There are three Investment Divisions within the VLI Separate Account: the Common Stock Investment Division which invests in the Growth Equity Portfolio, the Bond Investment Division which invests in the Bond Portfolio, and the Money Market Investment Division which invests in the Cash Management Portfolio. Premium payments received are allocated to the Investment Divisions of the VLI Separate Account according to Policyowner instructions.

    No Federal income tax is payable on investment income or capital gains of the VLI Separate Account under current Federal income tax law.

    Security Valuation--The investment in the MainStay VP Series Fund, Inc. is valued at the net asset value of shares of the respective fund portfolios.

    Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

    Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolios.

    The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

                                                            VLI SEPARATE ACCOUNT

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------

At December 31, 2002, the investment in the Mainstay VP Series Fund, Inc. by the respective Investment Divisions of the VLI Separate Account is as follows:

                                                      COMMON STOCK              BOND              MONEY MARKET
                                                   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                                   ---------------------------------------------------------------
Number of shares.................................          1,529                   745                 1,691
Identified cost..................................        $31,371               $ 9,751               $ 1,691

Transactions in MainStay VP Series Fund, Inc. shares for the year ended December 31, 2002, were as follows:

                                                      COMMON STOCK              BOND              MONEY MARKET
                                                   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                                   ---------------------------------------------------------------
Purchases........................................        $ 1,163               $   880               $   203
Proceeds from sales..............................          2,028                   742                   185

--------------------------------------------------------------------------------
NOTE 3--Expenses and Related Party Transactions:
--------------------------------------------------------------------------------
NYLIAC deducts the following charges from annual premiums received for a VLI policy each policy year. A charge of $35 is deducted for administrative expenses (this charge may be slightly higher for policies that pay premiums more frequently than annually). A charge is also deducted to compensate NYLIAC for the costs associated with selling the policy. This charge will never exceed 9% of the sum of the basic premiums paid during the first twenty years. A state premium tax charge of 2% is deducted to pay state premium taxes and a risk charge of 1.5% is deducted for assuming the risk that the insured will die when the minimum guaranteed death benefit is higher than the accumulation value of the policy.

    NYLIAC also deducts a monthly cost of insurance charge to cover the cost of providing life insurance benefits. This charge is based on such factors as gender, duration, underwriting class, issue age of the insured, face amount and the cash value of the policy. This charge is shown as cost of insurance on the accompanying statement of changes in net assets.

    NYLIAC also makes a daily charge to the VLI Separate Account for mortality and expense risks assumed. These charges are made at an annual rate of 0.35% of the daily net asset value of each Investment Division. NYLIAC may increase these charges in the future up to a maximum annual rate of 0.50%. The amount of these charges retained by the Investment Division represents funds of NYLIAC. Accordingly, NYLIAC participates in the results of each Investment Division ratably with the Policyowners. These charges are disclosed on the accompanying statement of operations.

--------------------------------------------------------------------------------
NOTE 4--Distribution of Net Income:
--------------------------------------------------------------------------------

The VLI Separate Account does not expect to declare dividends to Policyowners from accumulated net income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits, policy loans, or transfers) in excess of the net premium payments.

NOTE 5--Financial Highlights (Net Assets in 000's):
--------------------------------------------------------------------------------
The following table presents financial highlights for each Investment Division as of December 31, 2002, 2001, 2000, 1999 and 1998:

              COMMON STOCK INVESTMENT DIVISION
                                                               2002         2001         2000         1999         1998
                                                              -----------------------------------------------------------
Net Assets..................................................  $22,887      $31,584      $40,275      $44,321      $36,307
Ratio of Net Investment Income to Average Net Assets........      0.6%         0.3%

                  BOND INVESTMENT DIVISION
                                                               2002         2001         2000         1999         1998
                                                              -----------------------------------------------------------
Net Assets..................................................  $10,217      $ 9,617      $ 9,209      $ 8,953      $ 9,385
Ratio of Net Investment Income to Average Net Assets........      4.1%         4.4%

              MONEY MARKET INVESTMENT DIVISION
                                                               2002         2001         2000         1999         1998
                                                              -----------------------------------------------------------
Net Assets..................................................  $ 1,689      $ 1,671      $ 1,646      $ 1,655      $ 1,584
Ratio of Net Investment Income to Average Net Assets........      1.0%         3.5%

Expenses as a percent of average net assets were 0.35%, excluding expenses of the underlying funds, administrative expenses and sales loads.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Board of Directors of New York Life Insurance and
Annuity Corporation and the VLI Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Common Stock, Bond, and Money Market Investment Divisions (constituting the New York Life Insurance and Annuity Corporation VLI Separate Account) at December 31, 2002, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2002 by correspondence with the funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 20, 2003

Letter from the Chairman
--------------------------------------------------------------------------------

By the end of 2002, the U.S. stock market recorded its third consecutive annual decline -- something investors had not experienced in more than 60 years. To a great extent, 2002 was another disappointing year for investors. Throughout the year, geopolitical tensions, homeland security concerns, corporate accounting scandals, and rising unemployment all contributed to market uncertainty. Expectations for a sustained economic recovery did not materialize and stock prices fell to progressively low levels in August and October. International stocks were also weak, with most developed foreign markets providing double-digit negative returns in U.S. dollar terms. While emerging equity markets performed somewhat better, they also declined in value.

Given the weakness in the equity markets, demand was strong for bonds -- both domestic and foreign -- as investors sought a potentially "safer haven" for their assets. High quality government bonds were particularly strong throughout the year, as were investment-grade corporate debt. The same could not be said for lower-rated corporate issues as they suffered from credit-quality concerns, anemic corporate profits, and high profile bankruptcies.

The economy provided mixed signals, with strong consumer spending throughout much of the year partially offsetting the weak business investment environment. Low interest rates stimulated the housing market and contributed to record levels of mortgage refinancing. Gross domestic product continued to advance, rising to a healthy level in the third quarter of 2002, but slowing down in the fourth quarter, according to early estimates.

Please be assured that regardless of how the markets or the economy may move, each Portfolio of the MainStay VP Series Fund, Inc. (the Portfolios) continually adheres to a disciplined investment process suited to its individual investment objective. We believe that in challenging markets, a consistent application of sound investment principles should be reassuring to our shareholders and makes it easier for them to monitor their performance and make appropriate adjustments.

The report that follows explains the market trends and management decisions that affected the Portfolios during 2002. As you look to the future, we hope you will remain optimistic and focused on the potential benefits of long-term investing.

Sincerely,

/s/ Gary E. Wendlandt

Gary E. Wendlandt
Chairman of the Board
and Chief Executive Officer
MAINSTAY VP SERIES FUND, INC.

January 2003

                             DEFINITION OF INDICES

THE INFORMATION BELOW IS AN EXPLANATION OF THE VARIOUS INDICES AND REFERENCES COMMONLY CITED THROUGHOUT THE PORTFOLIO MANAGER COMMENTARIES (PAGES 27 THROUGH
33) IMMEDIATELY FOLLOWING THIS SECTION. PLEASE USE THIS AS A REFERENCE.

PLEASE NOTE THAT AN INVESTMENT CANNOT BE MADE DIRECTLY INTO AN INDEX OR AVERAGE.

Securities in each Portfolio will not precisely match those in the Index, and so, performance of the Portfolio will differ.

CONSUMER PRICE INDEX (CPI) is a commonly used measure of the rate of inflation.

CREDIT SUISSE FIRST BOSTON CONVERTIBLE SECURITIES INDEX generally includes 250-300 issues. Convertibles must have a minimum issue size of $50 million; bonds and preferreds must be rated B- or better by Standard & Poor's; and preferreds must have a minimum of 500,000 shares outstanding. Eurobonds are also included if they are issued by U.S.-domiciled companies, rated B- or higher by S&P, and have an issue size greater than $100 million.

CREDIT SUISSE FIRST BOSTON HIGH YIELD INDEX is a market-weighted index that includes publicly traded bonds rated below BBB by Standard & Poor's and Baa by Moody's. The Index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes.

DOW JONES INDUSTRIAL AVERAGE (DJIA) is a trademark of, and the property of, Dow Jones and Co., Inc. The DJIA Index is a price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but also including financial, leisure and other service oriented firms.

IMONEYNET FIRST TIER RETAIL FUND AVERAGE includes only non-government retail funds that are not holding any second-tier securities. Portfolio holdings of first-tier funds include U.S. Treasury securities, U.S. repurchase agreements, time deposits, domestic bank obligations, foreign bank obligations, first-tier commercial paper, floating-rate notes, and asset-backed commercial paper. Returns reflect reinvestment of all dividends and capital gains.

LEHMAN BROTHERS GOVERNMENT BOND INDEX is an unmanaged index comprised of U.S. Government and Agency issues as well as investment-grade fixed rate debt securities. Results assume the reinvestment of all income and capital gains distributions.

LIPPER VARIABLE INSURANCE PRODUCTS PERFORMANCE ANALYSIS SERVICE (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Past performance does not guarantee future results.

MERRILL LYNCH CORPORATE AND GOVERNMENT MASTER INDEX is an unmanaged index consisting of issues of the U.S. Government and agencies as well as investment-grade corporate securities. Results assume the reinvestment of all income and capital gains distributions.

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE(R) INDEX (EUROPE, AUSTRALASIA, FAR
EAST) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. As of April 2002 the MSCI EAFE INDEX consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

NASDAQ(R) COMPOSITE INDEX is an unmanaged, market value weighted index that measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ stock market and includes over 5,000 companies. Each company's security affects the Index in proportion to its market value. The market value, the last sale price multiplied by the total shares outstanding, is calculated throughout the trading day, and is related to the total value of the Index.

RUSSELL MIDCAP(R) INDEX measures the performance of the 800 smallest companies of the Russell 1000(R) Index. The Index does not reflect fees or expenses.

RUSSELL MIDCAP(R) VALUE INDEX measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index.

RUSSELL 1000(R) INDEX measures the performance of the 1,000 largest companies in the Russell 3000(R) Index. The Index does not reflect fees or expenses.

RUSSELL 1000(R) GROWTH INDEX measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Index does not reflect fees or expenses.

RUSSELL 1000(R) VALUE INDEX measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values. The Index does not reflect fees or expenses.

RUSSELL 2000(R) INDEX measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index. Results assume the reinvestment of all income and capital gains distributions. The Index does not reflect fees or expenses.

RUSSELL 2000(R) GROWTH INDEX measures the performance of those Russell 2000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Index does not reflect fees or expenses.

RUSSELL 2500(TM) GROWTH INDEX measures the performance of those Russell 2500(TM) Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500(TM) measures the performance of the 2,500 smallest companies in the Russell 3000(R) Index. The Index does not reflect fees or expenses.

RUSSELL 3000(R) INDEX measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not reflect fees or expenses.

S&P 500/BARRA VALUE INDEX is an unmanaged capitalization-weighted index of all stocks in the S&P 500(R) Index that have low price-to-book ratios. It is designed so that approximately 50% of the market capitalization of the S&P 500(R) Index is in the S&P 500/Barra Value Index.

S&P MIDCAP 400(R) INDEX is a market-value weighted index that consists of 400 domestic stocks chosen for market size, liquidity and industry group representation and is generally considered representative of the market for domestic midcap stocks. Results assume the reinvestment of all income and capital gains distributions.

STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX(R) AND S&P 500(R) are registered trademarks of The McGraw-Hill Companies, Inc. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation. The S&P 500(R) is an unmanaged index considered generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains distributions.

TOTAL RETURN COMPOSITE INDEX is comprised of the Russell 1000(R) Growth Index and the Lehman Brothers Aggregate Bond Index, weighted 60%/40%, respectively. The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. The Lehman Brothers Aggregate Bond Index includes the following other Lehman Brothers indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade, have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $150 million. All of the indexes mentioned are unmanaged and total returns reflect the reinvestment of all income and capital gain distributions.

MAINSTAY VP BOND PORTFOLIO

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
After being on hold with a stable economic assessment, the Federal Open Market Committee (FOMC) changed its assessment to one of weakness in August and followed it with an additional rate cut in November of 2002. The federal funds target now stands at 1.25% with a stable assessment. The FOMC also cut the discount rate by 50 basis points to 0.75%. The FOMC's decision to reduce rates in November was due, in part, to geopolitical risks inhibiting spending and production.

The domestic economy continued its pattern of fits and starts. Real gross domestic product has varied significantly quarter to quarter. In six of the last ten quarters, growth was negative or less than 1.3%. In three of those quarters growth exceeded 4%. Concern over the stagnation of the economy is becoming more widespread as a number of risks hang over it.

PERFORMANCE/MARKET REVIEW
Throughout the year, the market was bombarded with corporate fraud, scandals, charges of aggressive accounting, missed earnings expectations, and uncertainty regarding the strength of the domestic economy. If that were not enough, the threat of war with Iraq, heightened tension in other parts of the Middle East, anticipation and realization of further terror activity, and disappointing global growth all had their expected effect as well.

Despite these challenges, the MainStay VP Bond Portfolio returned 9.48% for the year ended December 31, 2002. This was higher than the average Lipper* peer group (Corporate Debt A Rated) which returned 8.53% for the same period. The Portfolio ranked 7th out of 32 portfolios for the 1 year ranking; 4th out of 28 portfolios for the 3 year ranking, 3rd out of 26 portfolios for the 5 year ranking, and 6th out of 21 portfolios for the 10 year ranking. According to Lipper, that placed the Portfolio in the first quartile for the 1, 3, and 5 year rankings and in the second quartile for the 10 year ranking compared to its peer group. The Portfolio underperformed the 10.95% return for the Merrill Lynch Corporate and Government Master Index* for the year ended December 31, 2002.

PORTFOLIO STRATEGY
The Portfolio experienced strong premium inflow during the course of the year. Duration was managed with U.S. Treasury securities to protect against market risk in a declining rate environment. These actions increased the Portfolio's concentration in U.S. Treasury securities.

LOOKING AHEAD
As we venture into 2003, we remain concerned for the prospects of the economy and the outlook for the capital markets at large. It is our opinion that most of the factors that led to the weak economic growth and the dislocation in the capital markets are still present, or at risk of reappearing over the next twelve months.

Albert R. Corapi, Jr.
Donald F. Serek
Portfolio Managers
New York Life Investment Management LLC

                            $10,000 INVESTED IN THE
                           MAINSTAY VP BOND PORTFOLIO
                   ON 1/23/84 VS MERRILL LYNCH CORPORATE AND
                          GOVERNMENT MASTER INDEX AND
                           THE CONSUMER PRICE INDEX*

(MAINSTAY VP BOND PORTFOLIO LINE GRAPH)

                                                                             MERRILL LYNCH CORPORATE
                                                                              AND GOVERNMENT MASTER
                                                     BOND PORTFOLIO                   INDEX               CONSUMER PRICE INDEX
                                                     --------------          -----------------------      --------------------
1/23/84                                                 10000.00                    10000.00                    10000.00
1984                                                    11028.00                    11422.00                    10365.00
1985                                                    13370.40                    13583.00                    10758.90
1986                                                    15532.30                    15706.10                    10877.20
1987                                                    17637.00                    16035.90                    11359.10
1988                                                    17390.00                    17273.90                    11861.10
1989                                                    19396.90                    19714.70                    12412.70
1990                                                    20948.60                    21388.40                    13171.10
1991                                                    24390.50                    24787.10                    13574.10
1992                                                    26373.40                    26690.70                    13967.80
1993                                                    29380.00                    29642.70                    14351.90
1994                                                    28384.00                    28673.40                    14735.10
1995                                                    33581.10                    34138.50                    15065.20
1996                                                    34269.50                    35132.00                    15563.80
1997                                                    37576.50                    38567.90                    15828.40
1998                                                    42243.00                    41004.00                    16083.00
1999                                                    40376.00                    41377.00                    16514.00
2000                                                    44341.00                    46322.00                    17072.00
2001                                                    49271.00                    50862.00                    17365.00
2002                                                    54011.00                    56427.00                    17784.00

  One Year: 9.48% Three Years: 9.52% Five Years: 7.14% Ten Years: 7.23% Since
                           Inception: 9.31% (1/23/84)

Total returns for the Portfolio shown indicate past performance and are not indicative of future results.

Included in the total returns is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges.

The preceding information has not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages 25 through 26 for additional explanations and disclosure with respect to the Portfolios and indices used as models.

MAINSTAY VP CASH MANAGEMENT PORTFOLIO

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
In 2002, U.S. economic growth continued at a modest but extremely uneven pace. Real gross domestic product grew at a 5.0% annualized rate in the first quarter, slowed to 1.3% in the second quarter, and then rebounded to a 4.0% rate in the third quarter. Early estimates put economic growth at approximately a 1.0% annualized rate for the fourth quarter.

Record low mortgage rates and higher home prices strengthened the housing market throughout the year. Consumer spending remained relatively strong, as homeowners borrowed against their home equity. Lower tax rates supported personal income growth despite a weak labor market. Corporate revenues were sluggish throughout 2002, as companies sought to restore profitability by reducing labor costs and avoiding capital outlays. Accounting scandals at a number of high-profile companies undermined investor confidence, and disappointing corporate earnings pushed stocks lower in the spring and fall of 2002.

The Federal Reserve (the Fed) held interest rates steady for the first 10 months of 2002. Following several unfavorable economic reports, however, on November 6, 2002, the Fed cut the targeted federal funds rate by an aggressive 50 basis points to 1.25%, seeking to stimulate the decelerating economy.

Given this backdrop, outstanding short-term commercial paper fell to $1.32 trillion in 2002, down from $1.44 trillion in 2001 and $1.62 trillion in 2000. The need for commercial paper declined as companies slashed the inventories that are typically financed with these securities. With interest rates at historically low levels, many companies were enticed to replace commercial paper with longer-term debt.

In 2002, many investors perceived income securities as a potentially "safer haven" for their assets. While the short end of the money market yield curve held steady, longer term yields fell substantially, causing the yield curve to flatten. As the financial markets assigned a high probability to an interest rate cut, the money market yield curve became inverted at some points during October. In November, as positive economic data moved investors out of bonds and into stocks, the money market yield curve returned to a positive slope and continued to steepen, offering attractive buying opportunities.

PERFORMANCE REVIEW
For the seven-day period ended December 31, 2002, the MainStay VP Cash Management Portfolio provided a current yield of 0.89% and an effective yield of 0.89%. For the year ended December 31, 2002, the Portfolio returned 1.36%,(1) slightly outperforming the 1.30% return of the average Lipper* Variable Products Money Market Portfolio and the 1.11% return of the iMoneyNet First Tier Retail Portfolio Average* over the same period.

STRATEGIC POSITIONING
Throughout 2002, the Portfolio's assets were invested in securities issued by the U.S. Treasury and government sponsored entities as well as in high quality instruments issued by finance, insurance, and brokerage companies, industrial issuers, banks, and bank holding companies. All securities purchased for the Portfolio were rated A-1/P-1 or higher. These are first-tier securities, or generally those money market instruments in the highest-rating category. The Portfolio was not invested in any second-tier securities nor did it invest in split-rated issues (those rated in the highest-rating category by one credit rating agency and in the second-highest rating category by another). The Portfolio's concentration in the highest quality securities helped manage portfolio risk.

During the first half of the year, the Portfolio particularly benefited from its holdings of Treasury Inflation Protected Securities (TIPS), since inflation for the six months was higher than many investors had anticipated.

Early in the year, we started to reduce the Portfolio's average maturity, since we felt that the Fed was near the end of its easing cycle. Over the course of the next several months, we reduced the average maturity of the Portfolio from about 80 days to between 45 and 50 days. We maintained this shorter-than-average maturity through the second and third quarters. Our strategic positioning helped the Portfolio early in the year.

Unfortunately, the Portfolio's shorter-than-average maturity hindered performance when money market yields declined from May through September as investors anticipated that the Fed would leave the targeted federal funds rate unchanged for some time. Toward the end of the third quarter, we began increasing the average maturity of the Portfolio again. This positioning positively impacted Portfolio performance when the Fed lowered the targeted federal funds rate in November. On December 31, 2002, the average maturity of the Portfolio stood at 60 days.

LOOKING AHEAD
The outlook for the U.S. economy is still highly uncertain. Although consumer spending propped up the economy for much of 2002, a weak labor market caused consumers to rein in spending toward the end of the year, as evidenced by a lackluster holiday shopping season. The corporate sector remains focused on balance sheet repair, and the fiscal condition of state and local governments continues to deteriorate.

With Republicans taking congressional control, we believe the prospects for additional fiscal stimulus from the federal government have increased. This, in turn, may help households strengthen their own balance sheets. We believe that the Fed is unlikely to increase interest rates until later in 2003. Even then, any tightening is likely to be predicated on stronger labor markets, increased capital spending, and diminished geopolitical uncertainty. At least for the time being, we intend to keep the average maturity of the Portfolio slightly longer than the average money market portfolio.

As the market continues to look for signs of a sustainable economic recovery, we intend to remain focused on high-quality, liquid investments. Whatever the markets or the economy may bring, the Portfolio will continue to seek a high level of current income while preserving capital and maintaining liquidity.

Claude Athaide, Ph.D., CFA
Portfolio Manager
MacKay Shields LLC

(1) The current yield more closely reflects the current earnings of the Portfolio than the total return.

While some securities in the Portfolio may carry government backing or guaranteed payment of interest and principal, an investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Total returns for the Portfolio shown indicate past performance and are not indicative of future results.

Included in the total returns is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges.

The preceding information has not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages 25 through 26 for additional explanations and disclosure with respect to the Portfolios and indices used as models.

MAINSTAY VP GROWTH EQUITY PORTFOLIO

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
In 2002, investors were disappointed by the U.S. stock market, which registered its third consecutive year of negative returns. Overall, smaller companies tended to outperform larger ones, and value stocks outperformed growth stocks at all capitalization levels. Still, the equity market was difficult for most participants, as the vast majority of individual stocks experienced losses for the year. Sector selection proved just as problematic, as all sectors of the market provided negative annual returns. Information technology and telecommunication services were among the weakest sectors.

The equity market's ills were largely the result of lackluster economic growth, despite the monetary stimulus provided by the Federal Reserve (the Fed). Early in the year, many investors anticipated that low interest rates would translate into robust corporate earnings gains. As the year progressed, however, corporate spending restraint by risk averse companies placed the burden of sustaining the economy squarely on the consumer.

Many homeowners refinanced their mortgages to take advantage of lower interest rates, which helped sustain consumer spending through much of the year. Eventually, however, the weak economy and a declining stock market began to affect consumer confidence. By year-end, consumer spending had slowed, as evidenced by weaker than anticipated holiday sales.

The risk premium for U.S. equities went up significantly during 2002, due to economic uncertainty and widespread concern about corporate accounting and governance. Geopolitical tensions also affected stock prices and risk aversion became a key investment theme as investors focused on global terrorism, homeland security, and the potential for military engagement with Iraq.

PERFORMANCE REVIEW
For the year ended December 31, 2002, the MainStay VP Growth Equity Portfolio returned -24.25%. The Portfolio underperformed the -23.51% return of the average Lipper* Variable Products Large-Cap Core Portfolio over the same period. The Portfolio also underperformed the -22.10% return of the S&P 500(R) Index* and the -21.65% return of the Russell 1000(R) Index* for the year 2002.

The Portfolio's relative performance was strong through the first three quarters of 2002. Poor relative performance in the fourth quarter, however, led to disappointing annual returns. Throughout the year, the Portfolio was positioned with a strong emphasis on companies with higher quality earnings growth, but during the fourth quarter stocks with low quality earnings rallied. We remain committed to focusing the Portfolio on higher quality stocks, as we do not believe that the short-term run-up in lower-quality stocks was based on earnings fundamentals.

STRATEGY AND SECTOR ALLOCATION
Throughout most of 2002, the Portfolio was rather evenly positioned across growth and value stocks. At the start of the year, the Portfolio maintained a cyclical tilt, since we expected robust economic growth. Later, however, we adjusted the Portfolio toward higher quality stocks with greater earnings visibility when we realized that corporate earnings disappointments and negative headlines about corporate accountability were creating selling pressure. Unfortunately, technical factors, spurred in part by the aggressive 50 basis point Fed easing move in November 2002, led to a notable market rotation favoring stocks with lower quality earnings. Still, the Portfolio's positions in the least cyclical sectors, namely health care and consumer staples, were its best relative performers for the annual period.

The Portfolio's shift from an overweighted to a slightly underweighted position in the cyclical consumer discretionary sector also benefited performance. We correctly anticipated slower consumer spending during the second half of 2002. In light of current interest rate levels, we believe that the secular trend toward lower interest rates that has benefited consumers over the last few decades has likely run its course. We also expect aging baby boomers to begin to increase their savings as they approach retirement over the next decade, which may reduce discretionary spending. During 2002, the Portfolio also benefited from a heavily underweighted position in the poorly performing information technology sector.

Since we expected a stronger economy to end the Fed's accommodative cycle, we underweighted financial stocks, which tend to underperform as interest rates rise. This decision proved to be unwise, since a sluggish economy and a declining stock market prompted the Fed to cut interest rates again in the fourth quarter and financial stocks in general outperformed the S&P 500(R) Index.

STRONG AND WEAK PERFORMERS
Medical supplies company Boston Scientific (+76%)(1) was the Portfolio's strongest performer for the year. The stock benefited from rising earnings expectations, based on new products coming to the market in 2003. Defense contractor Lockheed Martin (+25%) was another strong performer. The stock benefited from the U.S. government's increased emphasis on defense spending and from several new defense contracts.

SLM (+25%), a student loan provider with strong market share, performed well when the company's lending programs provided solid earnings gains. Avon Products (+18%), a global manufacturer and marketer of beauty products, was able to generate strong earnings growth despite difficult currency translations from its Latin American business. Surgical and medical supply company Stryker (+15%) saw increased demand for its products that prompted earnings growth. Bank of America (+14%), the large banking and finance company, outperformed primarily due to strong results from its major lines of business.

The Portfolio's best performing new purchase was International Game Technology (+11%), a dominant casino gaming manufacturer. The company benefited from a strong market position and an increasing demand for its products in an expanding industry. Telecommunications company Verizon Communications performed well for the Portfolio during the second half of the year. It was up 20% for the period it was held by the Portfolio. We repurchased it at a lower price after selling the stock during the first half of the year. In our opinion, the stock was undervalued given our earnings expectations for the company.

One of the Portfolio's most disappointing holdings was electric utility TXU (-56%). The company's international operation deteriorated quickly, leading to a cash crunch that forced TXU to raise additional capital and reduce its dividend. Hospital management company Tenet Healthcare (-58%) was a poor performer, primarily as a result of its well publicized Medicare overbilling scandal. Capital One Financial (-44%), a credit card provider, fell as the company was forced to increase reserves for losses in its loan portfolio. Intel (-50%) and Applied Materials (-35%) both declined, as semiconductor manufacturers and their machinery suppliers both fared poorly in 2002. An anticipated business recovery never materialized, and the stocks' valuations remained high.

In a difficult market, a strict selling discipline can be as important as strict buying criteria. Two of our better sales for the year were the Portfolio's holdings in cable operator, Charter Communications, and semiconductor manufacturer NVIDIA, as these stocks declined 91% and 80%, respectively, after our sales. Anticipating slower consumer demand and an increasingly competitive environment, the Portfolio also benefited from our decision early in the year to sell supermarket operator Kroger. The stock subsequently declined 24% below our sale price.

LOOKING AHEAD
We remain cautiously optimistic in our outlook for U.S. stocks. Hopefully, corporations will be able to generate earnings growth and a sustainable economic recovery will get underway. In our view, corporate earnings growth will be gradual, as many companies continue to deleverage their balance sheets. While equity valuations remain high in some sectors of the stock market, we believe that overall valuations have become more reasonable. We will, of course, carefully monitor the potential conflict with Iraq and other geopolitical events that may impact the equity market and investor sentiment going forward.

As we enter 2003, the Portfolio is overweighted in both the health care and consumer staples sectors due to their superior earnings visibility. We believe that health care stocks should prosper in the new year, since a Republican congressional majority may help to improve the regulatory environment. Many of the Portfolio's consumer staples stocks should benefit from a weak U.S. dollar, given that a large percentage of their earnings come from overseas. The Portfolio remains underweighted in financials, since we see little room for additional Fed easing.

We would like to increase the Portfolio's exposure to the information technology sector, but are concerned that current valuations are high in light of embedded earnings expectations. We will likely wait until valuations are more in line with the equity market as a whole before we add to this sector.

Overall, we will continue to emphasize high-quality stocks with reasonable valuations and positive earnings growth profiles. If we have learned anything in the bear market of the last few years, it is that we should not overestimate future earnings power in a slow-growth economy.

We intend to increase the Portfolio's focus on dividends, as we closely monitor the yield of the Portfolio as compared to the S&P 500(R) Index. We believe that dividends will become even more important in light of legislative proposals and the aging of baby boomers, who may ultimately rely on dividend income during their retirement years. No matter how the economy or the markets may move, the Portfolio will continue to seek long-term growth of capital, with income as a secondary consideration.

James Agostisi
Patricia S. Rossi
Portfolio Managers
New York Life Investment Management LLC

                            $10,000 INVESTED IN THE
                      MAINSTAY VP GROWTH EQUITY PORTFOLIO
                       ON 1/23/84 VS S&P 500(R) INDEX AND
                           THE CONSUMER PRICE INDEX*

                                                 GROWTH EQUITY PORTFOLIO        S&P 500(R) INDEX          CONSUMER PRICE INDEX
                                                 -----------------------        ----------------          --------------------
1/23/84                                                 10000.00                    10000.00                    10000.00
1984                                                     9824.00                    10755.00                    10365.00
1985                                                    12162.10                    14199.80                    10758.90
1986                                                    12648.60                    16833.90                    10877.20
1987                                                    13035.60                    17712.60                    11359.10
1988                                                    14791.50                    20691.90                    11861.10
1989                                                    18632.90                    27216.00                    12421.70
1990                                                    17535.40                    26350.60                    13171.10
1991                                                    23472.90                    34405.90                    13574.10
1992                                                    26423.50                    37051.80                    13967.80
1993                                                    30046.10                    40753.20                    14351.90
1994                                                    30406.70                    41278.90                    14735.10
1995                                                    39273.30                    56791.50                    15065.20
1996                                                    48895.20                    69829.60                    15563.80
1997                                                    61975.00                    93111.00                    15828.00
1998                                                    78454.00                   119723.00                    16083.00
1999                                                   101959.00                   144912.00                    16514.00
2000                                                    98553.00                   131725.00                    17072.00
2001                                                    81737.00                   115245.00                    17365.00
2002                                                    61914.00                    88613.00                    17784.00

One Year: -24.25% Three Years: -15.33% Five Years: -0.02% Ten Years: 8.89% Since
Inception: 10.10% (1/23/84)

(1) Unless otherwise indicated, returns are for the year ended December 31, 2002, or the portion(s) of the reporting period during which the specified securities were held in the Portfolio.

Total returns for the Portfolio shown indicate past performance and are not indicative of future results.

Included in the total returns is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges.

The preceding information has not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages 25 through 26 for additional explanations and disclosure with respect to the Portfolios and indices used as models.

                                    GLOSSARY

AGENCY SECURITIES: Bonds issued by government-sponsored agencies and federally related institutions.

ALLOCATION: An investment technique that diversifies a portfolio among different types of assets such as stocks, bonds, cash equivalents, precious metals, real estate and collectibles.

ASSET-BACKED SECURITIES: Securities backed by loan paper, receivables, or an anticipated income stream from the sale of merchandise or services. The securities are generally originated by banks, credit card companies, or other providers of credit and often "enhanced" by a bank letter of credit or by insurance from an institution other than the issuer.

BASIS POINT: A basis point is one one-hundredth of one percent, so 100 basis points equals 1.00%.

BEAR: An investor who acts on the belief that a security or the market is falling or is expected to fall.

BEAR MARKET: A market in which prices of a certain group of securities are falling or are expected to fall. Although figures can vary, a downturn of 15%-20% or more in more than one index (Dow Jones Industrial Average or S&P 500) is considered a bear market.

BOTTOM-UP INVESTING: Security selection based on the specific fundamental merits of individual issues. The opposite of "top-down" investing, which starts with general economic trends, compares market sectors, and uses relative security values to narrow the range of issues to examine.

COLLATERALIZED MORTGAGE: A mortgage-backed, investment-grade bond that separates mortgage pools into different maturity classes; they are backed by mortgage-backed securities with a fixed maturity.

COLLATERALIZED SECURITIES: Securities that require some kind of collateral, i.e., cash or assets.

COMMON STOCKS: Equity securities representing shares of ownership in a company and usually carrying voting rights and earning dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

CONVERTIBLE SECURITIES: Preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

CORRECTION: A downward movement in the price of an individual stock, bond, commodity, index or the stock market as a whole.

CYCLICAL: A security or stock that tends to rise quickly with economic upturns and fall quickly when the economy slows. Examples are housing, steel, automobiles, and paper. Noncyclical industries, such as food, insurance, and pharmaceuticals, are likely to have more consistent performance regardless of economic changes.

DEFENSIVE: Stocks with investment returns that do not tend to decline as much as the market in general in times when stock prices are falling. These include companies with earnings that tend to grow despite the business cycle, such as food and drug firms, or companies that pay relatively high dividends like utilities.

DEFICIT SPENDING: The amount by which a government, company, or individual's spending exceeds its income over a particular period of time.

DELEVERAGE: The reduction of financial instruments or borrowed capital previously used to increase the potential return of an investment. It is the opposite of leverage.

DISCIPLINED: An investment strategy that follows specific guidelines, procedures and rules in making decisions.

DISCRETIONARY SECTOR: A sector containing goods and services which are either non-essential or more expensive than necessary. Examples include entertainment expenses and gourmet meals.

DURATION: A measure of maturity taking into account reinvestment of all interest payments.

EQUITY: A term describing stock, or any security representing an ownership interest in a business.

FALLEN ANGEL: A bond which was investment-grade when issued but which is now of significantly lower quality.

FANNIE MAE (ALSO, FEDERAL NATIONAL MORTGAGE ASSOCIATION, FNMA): A publicly traded company that works to assure that mortgage money is readily available for existing and potential homeowners in the United States.

FEDERAL FUNDS RATE: The interest rate that banks charge each other for the use of federal funds. This rate is used for overnight loans to banks that need more cash to meet bank reserve requirements. It changes daily and is the most sensitive indicator of general interest rate trends. The rate is not set directly by the Federal Reserve, but fluctuates in response to changes in supply and demand for funds.

FEDERAL RESERVE BOARD (THE FED): The seven-member governing board of the Federal Reserve System, which is the central bank of the United States. The Board sets policies on reserve requirements, bank regulations, sets the discount rate, tightens or loosens the availability of credit in the economy and regulates the purchase of securities on margin.

FIRST-TIER/SECOND-TIER: Money market instruments in the highest rating category by two or more major rating agencies are called first-tier or top-tier securities, while securities in the second-highest rating category by two or more major rating agencies (or split-rated issues) are referred to as second-tier securities.

FIXED-RATE INVESTMENTS: A security that pays a fixed rate of return. This usually refers to government, corporate or municipal bonds, which pay a fixed rate of interest until the bonds mature, and to preferred stock, paying a fixed dividend.

FREDDIE MAC (ALSO FEDERAL HOME LOAN MORTGAGE CORPORATION, FHLMC): A congressionally chartered institution that buys mortgages from lenders and resells them as securities on the secondary mortgage market.

FUNDAMENTAL ANALYSIS: Fundamental analysis asserts that a stock's price is determined by the future course of its earnings and dividends. The fundamental analyst tries to determine what the intrinsic value of a stock's underlying business is by looking at its financial statements and its competitive position within its industry.

GROSS DOMESTIC PRODUCT (GDP): The monetary value of all the goods and services produced by an economy over a specified period. It includes consumption, government purchases, investments, and exports minus imports.

GROWTH INVESTING: An investment strategy based on investing in companies and sectors which are growing faster than their peers. The benefits are usually in the form of capital gains rather than dividends.

INFLATION: The rate at which the general level of prices for goods and services is rising, and subsequently, purchasing power is falling. It is usually measured by the Consumer Price Index and the Producer Price Index.

INSIDER TRADING: The buying or selling of a security by insiders who possess material, nonpublic information about the security. The act puts insiders in breach of a fiduciary duty or other relationship of trust and confidence.

ISSUES: Stocks or bonds sold by a corporation or a government; or, the selling of new securities by a corporation or government through an underwriter or private placement.

LARGE-CAP: A share of a large publicly traded corporation, typically with a total market capitalization of greater than $5 billion. (Also called large-cap stocks, large caps and blue chips.) Because of their size, large caps tend to grow more slowly than small-cap stocks, but they also tend to be much more stable.

LEVERAGE: Refers to the concept of increasing, multiplying, or magnifying the market impact of an investment. Leverage magnifies both the gains or the losses. In corporate finance, leverage often means amount of debt to equity. Borrowing can enhance shareholder equity returns because the interest is deductible but the profits remain for the common share investors.

LIQUIDITY: Securities are said to be liquid when they can be easily bought or sold in large volume without substantially affecting their price. Some securities, such as private placements or stocks that have few shares outstanding are considered illiquid either because there are few market participants interested in buying or selling the securities or because purchases and sales may cause wide price swings.

LOCAL CURRENCY TERMS: Returns expressed in local currency terms show what investors using that currency would have earned, without any adjustment for differences in currency values. Returns expressed in U.S. dollar terms reflect any differences in the relative value of the local currency and the U.S. dollar.

LONG-TERM BOND (LONG BOND): Treasury bonds with maturities of more than 10 years; corporate bonds with maturities of more than 15 years. Long-term bonds pay higher yields but have greater inflation and credit risk.

MARKET CAPITALIZATION: The total market value of a company or stock. Market capitalization is calculated by multiplying the number of outstanding shares by their current market price. Investors generally divide the U.S. market into three basic market caps: large-cap, mid-cap and small-cap.

MARKET TIMING: Attempting to predict future market directions, usually by examining recent price and volume data or economic data, and investing based on those predictions.

MATURITY: The date on which a debt becomes due for payment. Also called the maturity date.

MONEY MARKET: Market for short-term debt securities, such as banker's acceptances, commercial paper, repurchase agreements, negotiable certificates of deposit, and Treasury Bills with a maturity of one year or less and often 30 days or less. Typically safe, highly liquid investments, although it is possible to lose money.

MORTGAGE-BACKED SECURITIES: Securities representing interests in "pools" of mortgages in which principal and interest payments by the holders of underlying fixed- or adjustable-rate mortgages are, in effect, "passed through" to investors (net of fees paid to the issuer or guarantor of the securities).

OLD ECONOMY/NEW ECONOMY: Terms used to indicate the difference between the traditional economy, based on manufacturing and service, and the economic growth of the late 1990s that was based on developments in technology and the internet.

OVERWEIGHT/UNDERWEIGHT: The proportion of a portfolio allocated to a specific security, market sector or country, i.e., a portfolio is said to be overweighed in a sector or country when that portion of the portfolio is greater than the sector's general relationship to the market as a whole, or is greater than the country's total equities relative to the international equity markets as a whole.

POSITION:  An investor's stake in a particular security or market.

RATING SERVICE: A company, such as Moody's or Standard & Poor's, that rates various debt and preferred stock issues for safety of payment of principal, interest or dividends.

SECTOR: A distinct subset of a market, industry, or economy, whose components share similar characteristics, e.g., consumer staples.

SECURED: Credit instruments which have priority of claim against a specific asset or portfolio of assets.

SECURITY: A financial asset including any note, stock, treasury stock, bond, debenture, certificate of interest or participation in any profit-sharing agreement or in a firm.

SHORT-TERM INVESTMENT: In general, usually one year or less, often used to refer to bonds or loans.

SPLIT ISSUES (SPLIT-RATED ISSUES): Securities rated top-tier by one credit rating agency and second-tier by another.

SPREAD: The difference between the bid and the ask prices of a security or asset.

SUBORDINATED: A class of securities which have lower priority or claim against a borrower. Typically, these are unsecured obligations. They are also called Junior notes and bonds.

THRIFT:  A savings and loan association, credit union, or savings bank.

TIGHTEN/LOOSEN/EASE: When the Federal Reserve Board moves to raise interest rates, it is said to be "tightening" or making borrowing more expensive. When it moves to lower rates, it is said to be "loosening", "easing" or making borrowing more affordable.

TOTAL RETURN: The performance of an investment with all income and capital gains reinvested.

TREASURY INFLATION PROTECTED SECURITIES (TIPS): A security which is identical to a treasury bond except that principal and coupon payments are adjusted to eliminate the effects of inflation.

UNSECURED: A credit instrument which has a lower priority of claim against a borrower.

VALUATION:  The process of determining the current worth of an asset.

VALUE-ORIENTED, VALUE INVESTING, VALUE APPROACH: A style of investing which looks for companies that have been overlooked or undervalued by the market, but with underlying sound fundamentals. Value investors typically buy stocks with high dividend yields, or ones that trade at a low price-to-earnings ratio (P/E) or low price-to-book ratio (P/B).

VISIBILITY: The level of predictability of upcoming financial data about a company, especially sales and earnings. When the numbers are fairly easy to predict, visibility is said to be high.

VOLATILITY: Fluctuations in the price of securities or markets, up or down, over a short period of time.

YIELD: The income per share (or current value of a security) paid to investors over a specified period of time. It is expressed as a percentage of the cost of the security, generally obtained by dividing the current market price for a stock or bond into the annual dividend or interest payment. As the price of a stock or bond declines, its yield rises. Mutual fund yields are expressed as a percentage of the fund's current price per share.

YIELD CURVE: This is a graph showing the yields for bonds of different maturities. When interest rates available from various short-, intermediate-, and long-term securities are plotted on a graph, the resulting line is known as a yield curve.

BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2002

------------
+ Percentages indicated are based on Portfolio net assets.

LONG-TERM BONDS (96.0%)+
CORPORATE BONDS (40.9%)
                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   --------------------------
AEROSPACE & DEFENSE (1.1%)
Boeing Capital Corp.
 5.75%, due 2/15/07..............  $ 5,000,000   $  5,283,125
                                                 ------------

AIRLINES (0.2%)
Delta Air Lines, Inc.
 Series 2001-1 Class A-2
 7.111%, due 9/18/11.............    1,000,000        988,463
                                                 ------------

AUTO LEASES (0.6%)
Toyota Motor Credit Corp.
 2.80%, due 1/18/06..............    3,000,000      3,026,676
                                                 ------------

AUTOMOBILES (1.5%)
DaimlerChrysler North America
 Holdings Corp.
 7.20%, due 9/1/09...............    5,000,000      5,558,680
Ford Motor Co.
 7.45%, due 7/16/31..............    2,000,000      1,739,738
                                                 ------------
                                                    7,298,418
                                                 ------------
BANKS (3.9%)
Bank of America Corp.
 7.80%, due 2/15/10..............    2,000,000      2,379,024
Bank One Corp.
 4.125%, due 9/1/07..............    2,000,000      2,056,910
BB&T Corp.
 4.75%, due 10/1/12..............    1,000,000      1,003,586
Fleet National Bank
 5.75%, due 1/15/09..............    5,000,000      5,326,290
JP Morgan Chase & Co.
 6.625%, due 3/15/12.............    2,000,000      2,167,632
Washington Mutual Bank FA
 Series 11
 6.875%, due 6/15/11.............    5,000,000      5,606,405
                                                 ------------
                                                   18,539,847
                                                 ------------
BEVERAGES (1.8%)
Anheuser-Busch Cos., Inc.
 6.00%, due 4/15/11..............    3,000,000      3,329,682
Coca-Cola Enterprises, Inc.
 4.375%, due 9/15/09.............    2,000,000      2,060,288
Pepsi Bottling Group, Inc.
 Series B
 7.00%, due 3/1/29...............    3,000,000      3,485,715
                                                 ------------
                                                    8,875,685
                                                 ------------
CHEMICALS (0.4%)
Rohm & Haas Co.
 6.95%, due 7/15/04..............    2,000,000      2,133,726
                                                 ------------

COMPUTERS & PERIPHERALS (0.9%)
International Business Machines
 Corp.
 4.875%, due 10/1/06.............    4,000,000      4,268,776
                                                 ------------

                                   PRINCIPAL
                                   AMOUNT           VALUE
                                   --------------------------
DIVERSIFIED FINANCIALS (9.9%)
American General Finance Corp.
 Series G
 5.375%, due 9/1/09..............  $ 3,000,000   $  3,152,058
CIT Group, Inc.
 7.125%, due 10/15/04............    2,000,000      2,113,536
Citigroup, Inc.
 6.00%, due 2/21/12..............    2,000,000      2,194,794
Ford Motor Credit Co.
 7.375%, due 2/1/11..............    5,000,000      4,861,950
General Electric Capital Corp.
 Series A
 6.00%, due 6/15/12..............    5,000,000      5,398,375
General Motors Acceptance Corp.
 6.85%, due 6/17/04..............    3,000,000      3,124,290
 7.00%, due 2/1/12...............    5,000,000      5,021,180
Goldman Sachs Group, Inc.
 5.70%, due 9/1/12...............    3,000,000      3,120,135
Household Finance Corp.
 7.875%, due 3/1/07..............    2,000,000      2,234,088
MBNA America Bank NA
 5.375%, due 1/15/08.............    2,000,000      2,052,008
Mellon Funding Corp.
 5.00%, due 12/1/14..............    2,000,000      2,032,790
Morgan Stanley Dean Witter & Co.
 6.75%, due 4/15/11..............    2,000,000      2,222,538
National Rural Utilities
 Cooperative
 Finance Corp.
 6.00%, due 5/15/06..............    5,000,000      5,454,550
Wells Fargo Financial, Inc.
 6.85%, due 7/15/09..............    4,000,000      4,556,960
                                                 ------------
                                                   47,539,252
                                                 ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.1%)
BellSouth Corp.
 5.00%, due 10/15/06.............    1,000,000      1,067,739
Sprint Capital Corp.
 6.90%, due 5/1/19...............    3,000,000      2,460,000
Verizon New England, Inc.
 6.50%, due 9/15/11..............    5,000,000      5,520,795
WorldCom, Inc.-WorldCom Group
 6.50%, due 5/15/04 (a)..........    5,000,000      1,175,000
                                                 ------------
                                                   10,223,534
                                                 ------------
ELECTRIC UTILITIES (4.4%)
Commonwealth Edison Co.
 6.95%, due 7/15/18..............    5,000,000      5,501,415
Constellation Energy Group, Inc.
 6.125%, due 9/1/09..............    2,000,000      2,045,142
Detroit Edison Co.
 6.35%, due 10/15/32.............    2,000,000      2,114,306
FirstEnergy Corp.
 Series B
 6.45%, due 11/15/11.............    2,000,000      1,989,686

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

CORPORATE BONDS (CONTINUED)
                                   PRINCIPAL
                                   AMOUNT           VALUE
                                   --------------------------
ELECTRIC UTILITIES (Continued)
Pepco Holdings, Inc.
 5.50%, due 8/15/07 (b)..........  $ 2,000,000   $  2,088,162
 6.45%, due 8/15/12 (b)..........    2,000,000      2,117,854
Progress Energy, Inc.
 6.50%, due 7/15/12..............    2,000,000      2,186,556
Union Electric Co.
 5.25%, due 9/1/12...............    3,000,000      3,143,253
                                                 ------------
                                                   21,186,374
                                                 ------------
FOOD & DRUG RETAILING (1.6%)
Delhaize America, Inc.
 7.375%, due 4/15/06.............    2,500,000      2,443,793
Safeway, Inc.
 4.80%, due 7/16/07..............    2,000,000      2,063,452
SUPERVALU, Inc.
 7.50%, due 5/15/12..............    3,000,000      3,233,691
                                                 ------------
                                                    7,740,936
                                                 ------------
FOOD PRODUCTS (2.3%)
Campbell Soup Co.
 6.75%, due 2/15/11..............    2,000,000      2,279,450
Kellogg Co.
 Series B
 6.00%, due 4/1/06...............    5,000,000      5,419,665
Unilever Capital Corp.
 7.125%, due 11/1/10.............    3,000,000      3,540,903
                                                 ------------
                                                   11,240,018
                                                 ------------
HOUSEHOLD DURABLES (0.4%)
Newell Rubbermaid, Inc.
 4.625%, due 12/15/09............    2,000,000      2,040,236
                                                 ------------
HOUSEHOLD PRODUCTS (0.5%)
Kimberly-Clark Corp.
 5.625%, due 2/15/12.............    2,000,000      2,193,140
                                                 ------------
INSURANCE (0.4%)
Metlife, Inc.
 5.375%, due 12/15/12............    2,000,000      2,066,010
                                                 ------------

MEDIA (2.0%)
CSC Holdings, Inc.
 7.25%, due 7/15/08..............    3,000,000      2,793,750
Time Warner, Inc.
 6.625%, due 5/15/29.............    2,500,000      2,298,560
Walt Disney Co. (The)
 4.50%, due 9/15/04..............    2,000,000      2,050,406
 7.00%, due 3/1/32...............    2,000,000      2,217,226
                                                 ------------
                                                    9,359,942
                                                 ------------
METALS & MINING (0.4%)
Alcoa, Inc.
 4.25%, due 8/15/07..............    2,000,000      2,082,288
                                                 ------------

                                   PRINCIPAL
                                   AMOUNT           VALUE
                                   --------------------------
MULTILINE RETAIL (1.7%)
Sears Roebuck Acceptance Corp.
 6.75%, due 9/15/05..............  $ 2,000,000   $  2,043,228
Wal-Mart Stores, Inc.
 6.875%, due 8/10/09.............    5,000,000      5,889,840
                                                 ------------
                                                    7,933,068
                                                 ------------
MULTI-UTILITIES & UNREGULATED POWER (1.2%)
Duke Energy Corp.
 6.25%, due 1/15/12..............    2,000,000      2,087,340
South Carolina Electric & Gas Co.
 7.125%, due 6/15/13.............    3,000,000      3,573,147
                                                 ------------
                                                    5,660,487
                                                 ------------
OIL & GAS (1.2%)
Conoco Funding Co.
 6.35%, due 10/15/11.............    5,000,000      5,583,395
                                                 ------------

PAPER & FOREST PRODUCTS (0.3%)
Weyerhaeuser Co.
 7.375%, due 3/15/32.............    1,500,000      1,626,792
                                                 ------------

PHARMACEUTICALS (0.7%)
Abbott Laboratories
 5.625%, due 7/1/06..............    3,000,000      3,279,696
                                                 ------------

ROAD & RAIL (1.0%)
Norfolk Southern Corp.
 7.80%, due 5/15/27..............    4,000,000      4,860,012
                                                 ------------

WIRELESS TELECOMMUNICATION SERVICES (0.4%)
AT&T Wireless Services, Inc.
 8.75%, due 3/1/31...............    2,000,000      1,960,000
                                                 ------------

Total Corporate Bonds (Cost
 $188,729,482)...................                 196,989,896
                                                 ------------

U.S. GOVERNMENT &
FEDERAL AGENCIES (49.3%)
FEDERAL HOME LOAN MORTGAGE CORPORATION (3.2%)
 3.00%, due 8/15/05..............    5,000,000      5,111,600
 3.25%, due 8/15/05..............    5,000,000      5,151,000
 3.75%, due 8/15/07..............    5,000,000      5,145,510
                                                 ------------
                                                   15,408,110
                                                 ------------
FEDERAL HOME LOAN MORTGAGE
 CORPORATION (MORTGAGE PASS-THROUGH SECURITY) (2.0%)
 6.50%, due 9/1/32...............    9,319,878      9,712,357
                                                 ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (5.6%)
 5.125%, due 2/13/04.............   12,000,000     12,502,536
 5.25%, due 8/1/12...............    2,000,000      2,088,390

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 2002

                      U.S. GOVERNMENT &
                FEDERAL AGENCIES (CONTINUED)
                                           PRINCIPAL
                                             AMOUNT VALUE
                                   --------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (Continued)
 5.375%, due 11/15/11............  $ 5,000,000   $  5,421,040
 5.91%, due 8/25/03..............    7,000,000      7,208,761
                                                 ------------
                                                   27,220,727
                                                 ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (MORTGAGE PASS-THROUGH
 SECURITIES) (12.3%)
 5.50%, due 5/1/16...............    9,507,828      9,871,474
 6.00%, due 2/1/14-9/1/32........   12,084,832     12,563,475
 6.50%, due 11/1/09-12/1/31......   22,525,893     23,515,017
 7.00%, due 2/1/27-4/1/31........    8,127,595      8,569,425
 7.50%, due 7/1/28...............    1,437,096      1,531,454
 8.00%, due 5/1/25-12/1/29.......    2,769,893      3,003,406
                                                 ------------
                                                   59,054,251
                                                 ------------
GOVERNMENT NATIONAL MORTGAGE
 ASSOCIATION (MORTGAGE PASS-THROUGH SECURITIES) (2.7%)
 6.00%, due 2/15/32..............    4,698,829      4,898,571
 6.50%, due 4/15/32..............    3,922,844      4,120,140
 7.00%, due 7/15/31..............    2,993,007      3,172,880
 9.00%, due 4/15/26..............      583,809        648,107
                                                 ------------
                                                   12,839,698
                                                 ------------
UNITED STATES TREASURY BONDS (4.0%)
 5.375%, due 2/15/31.............    7,500,000      8,176,170
 6.25%, due 5/15/30..............    5,000,000      5,983,400
 7.125%, due 2/15/23.............    4,000,000      5,150,936
                                                 ------------
                                                   19,310,506
                                                 ------------
UNITED STATES TREASURY NOTES (19.5%)
 1.75%, due 12/31/04.............    7,000,000      7,020,783
 2.125%, due 8/31/04.............    7,000,000      7,077,931
 3.00%, due 2/29/04-11/15/07.....   27,000,000     27,356,401
 3.25%, due 5/31/04..............    4,000,000      4,106,564
 4.00%, due 11/15/12.............   12,250,000     12,423,227
 4.625%, due 5/15/06.............    6,000,000      6,471,096
 5.75%, due 11/15/05.............   22,500,000     24,872,175
 6.25%, due 2/15/07..............    4,000,000      4,589,220
                                                 ------------
                                                   93,917,397
                                                 ------------
Total U.S. Government & Federal
 Agencies (Cost $227,841,625)....                 237,463,046
                                                 ------------

YANKEE BONDS (5.8%)
BANKS (0.6%)
Royal Bank of Scotland Group PLC
 5.00%, due 10/1/14..............    3,000,000      3,020,310
                                                 ------------

BEVERAGES & TOBACCO (0.4%)
Diageo Capital PLC
 3.50%, due 11/19/07.............    2,000,000      2,010,192
                                                 ------------


                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   --------------------------
FOREIGN GOVERNMENTS (4.4%)
Province of British Columbia
 4.625%, due 10/3/06.............  $ 5,000,000   $  5,306,460
Province of Manitoba
 2.75%, due 1/17/06..............    4,000,000      4,035,060
Province of New Brunswick
 3.50%, due 10/23/07.............    3,000,000      3,047,115
Province of Ontario
 5.50%, due 10/1/08..............    6,000,000      6,633,510
Province of Quebec
 5.00%, due 7/17/09..............    2,000,000      2,137,146
                                                 ------------
                                                   21,159,291
                                                 ------------
TELECOMMUNICATIONS (0.4%)
Vodafone Group PLC
 6.25%, due 11/30/32.............    2,000,000      1,997,694
                                                 ------------
Total Yankee Bonds (Cost
 $26,903,045)....................                  28,187,487
                                                 ------------
Total Long-Term Bonds
 (Cost $443,474,152).............                 462,640,429
                                                 ------------

SHORT-TERM INVESTMENTS (2.8%)
COMMERCIAL PAPER (2.8%)
Motiva Enterprises LLC
 1.31%, due 1/6/03...............    3,100,000      3,099,435
PACCAR Financial Corp.
 1.30%, due 1/6/03...............    3,000,000      2,999,458
Societe Generale N.A., Inc.
 1.52%, due 1/8/03...............    5,000,000      4,998,519
UBS Finance Delaware LLC
 1.20%, due 1/2/03...............    2,128,000      2,127,929
                                                 ------------
Total Short-Term Investments
 (Cost $13,225,341)..............                  13,225,341
                                                 ------------
Total Investments (Cost
 $456,699,493) (c)...............         98.8%   475,865,770(d)
Cash and Other Assets,
 Less Liabilities................          1.2      5,874,010
                                   -----------   ------------
Net Assets.......................        100.0%  $481,739,780
                                   ===========   ============

------------
(a)  Issue in default.
(b) May be sold to institutional investors only.
(c)  The cost for federal income tax purposes is $456,770,605.
(d) At December 31, 2002 net unrealized appreciation was $19,095,165, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $23,505,343 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $4,410,178.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2002

ASSETS:
Investment in securities, at value
  (identified cost $456,699,493).........   $475,865,770
Cash.....................................            367
Receivables:
  Interest...............................      5,471,995
  Fund shares sold.......................        789,653
                                            ------------
        Total assets.....................    482,127,785
                                            ------------
LIABILITIES:
Payables:
  Adviser................................         99,743
  Fund shares redeemed...................         94,019
  Administrator..........................         79,795
  Shareholder communication..............         77,183
Accrued expenses.........................         37,265
                                            ------------
        Total liabilities................        388,005
                                            ------------
Net assets applicable to outstanding
  shares.................................   $481,739,780
                                            ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 200 million shares authorized...   $    350,900
Additional paid-in capital...............    462,293,715
Accumulated net realized loss on
  investments............................        (71,112)
Net unrealized appreciation on
  investments............................     19,166,277
                                            ------------
Net assets applicable to outstanding
  shares.................................   $481,739,780
                                            ============
Shares of capital stock outstanding......     35,090,002
                                            ============
Net asset value per share outstanding....   $      13.73
                                            ============

STATEMENT OF OPERATIONS
For the year ended December 31, 2002

INVESTMENT INCOME:
Income:
  Interest...............................   $ 22,347,911
                                            ------------
Expenses:
  Advisory...............................      1,024,959
  Administration.........................        819,967
  Shareholder communication..............        160,781
  Professional...........................         85,537
  Directors..............................         17,447
  Portfolio pricing......................          7,885
  Miscellaneous..........................         24,277
                                            ------------
        Total expenses...................      2,140,853
                                            ------------
Net investment income....................     20,207,058
                                            ------------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
Net realized gain on investments.........      6,170,417
Net change in unrealized appreciation on
  investments............................     11,948,215
                                            ------------
Net realized and unrealized gain on
  investments............................     18,118,632
                                            ------------
Net increase in net assets resulting from
  operations.............................   $ 38,325,690
                                            ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2002
and December 31, 2001

                                                                  2002           2001
                                                              ---------------------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $ 20,207,058   $ 17,209,286
  Net realized gain on investments..........................     6,170,417      2,950,968
  Net change in unrealized appreciation on investments......    11,948,215      5,488,633
                                                              ------------   ------------
  Net increase in net assets resulting from operations......    38,325,690     25,648,887
                                                              ------------   ------------
Dividends and distributions to shareholders:
  From net investment income................................   (20,660,496)   (17,222,825)
  From net realized gain on investments.....................      (206,736)            --
                                                              ------------   ------------
    Total dividends and distributions to shareholders.......   (20,867,232)   (17,222,825)
                                                              ------------   ------------
Capital share transactions:
  Net proceeds from sale of shares..........................   124,748,902    118,047,838
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions.............    20,867,232     17,222,825
                                                              ------------   ------------
                                                               145,616,134    135,270,663
  Cost of shares redeemed...................................   (54,317,370)   (28,286,725)
                                                              ------------   ------------
  Increase in net assets derived from capital share
    transactions............................................    91,298,764    106,983,938
                                                              ------------   ------------
Net increase in net assets..................................   108,757,222    115,410,000
NET ASSETS:
Beginning of year...........................................   372,982,558    257,572,558
                                                              ------------   ------------
End of year.................................................  $481,739,780   $372,982,558
                                                              ============   ============
Accumulated undistributed net investment income at end of
  year......................................................  $         --   $    209,054
                                                              ============   ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                                YEAR ENDED DECEMBER 31
                                                                2002          2001       2000       1999          1998
                                                              ----------------------------------------------------------
Net asset value at beginning of year........................  $  13.11      $  12.59   $  12.24   $  13.23      $  13.14
                                                              --------      --------   --------   --------      --------
Net investment income.......................................      0.60          0.65       0.85       0.78          0.74
Net realized and unrealized gain (loss) on investments......      0.64          0.52       0.35      (0.99)         0.46
                                                              --------      --------   --------   --------      --------
Total from investment operations............................      1.24          1.17       1.20      (0.21)         1.20
                                                              --------      --------   --------   --------      --------
Less dividends and distributions:
  From net investment income................................     (0.61)        (0.65)     (0.85)     (0.78)        (0.74)
  From net realized gain on investments.....................     (0.01)           --         --      (0.00)(a)     (0.37)
                                                              --------      --------   --------   --------      --------
Total dividends and distributions...........................     (0.62)        (0.65)     (0.85)     (0.78)        (1.11)
                                                              --------      --------   --------   --------      --------
Net asset value at end of year..............................  $  13.73      $  13.11   $  12.59   $  12.24      $  13.23
                                                              ========      ========   ========   ========      ========
Total investment return.....................................      9.48%         9.27%      9.82%     (1.53%)        9.12%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      4.93%         5.66%      6.37%      5.86%         5.86%
  Expenses..................................................      0.52%         0.52%      0.51%      0.50%         0.52%
Portfolio turnover rate.....................................        76%           54%        58%       161%          206%
Net assets at end of year (in 000's)........................  $481,740      $372,983   $257,573   $287,361      $277,392

------------
(a) Less than one cent per share.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

CASH MANAGEMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2002

------------
+ Percentages indicated are based on Portfolio net assets.

SHORT-TERM INVESTMENTS (99.1%)+
                                    PRINCIPAL     AMORTIZED
                                     AMOUNT          COST
                                   --------------------------
BANK NOTES (1.2%)
First Union National Bank
 1.575%, due 2/18/03 (b)(c)......  $ 2,300,000   $  2,300,484
Morgan Guaranty Trust Co.
 1.545%, due 6/30/03 (b)(c)......    4,000,000      4,002,885
                                                 ------------
                                                    6,303,369
                                                 ------------
CERTIFICATES OF DEPOSIT (5.8%)
(Yankee Certificates of Deposit)
Abbey National Treasury Service
 1.32%, due 2/18/03 (c)..........    4,000,000      3,999,994
Bayerische Landesbank
 Girozentrale
 1.38%, due 5/20/03 (b)(c).......    6,000,000      5,999,932
Dexia Bank
 1.77%, due 1/27/03 (c)..........    4,000,000      4,000,459
Lloyds Bank PLC New York
 1.75%, due 3/20/03 (c)..........    4,000,000      4,001,104
Rabobank Nederland N.V. New York
 2.395%, due 2/19/03 (c).........    4,000,000      4,003,622
Svenska Handelsbanken New York
 1.65%, due 1/31/03 (c)..........    4,000,000      4,000,066
UBS AG Stamford CT
 2.33%, due 2/25/03 (c)..........    4,000,000      4,003,742
                                                 ------------
                                                   30,008,919
                                                 ------------
COMMERCIAL PAPER (50.1%)
Abbey National North America
 1.32%, due 2/13/03..............    5,000,000      4,992,117
ABN-AMRO North America Finance,
 Inc.
 1.32%, due 2/28/03..............    4,000,000      3,991,493
 1.33%, due 1/21/03..............    2,900,000      2,897,857
 1.75%, due 2/12/03..............    4,000,000      3,991,833
Allianz Finance Corp.
 1.65%, due 2/26/03 (a)..........    4,000,000      3,989,733
 1.70%, due 2/21/03 (a)..........    4,000,000      3,990,367
American Express Credit Corp.
 1.32%, due 3/18/03..............    4,000,000      3,988,853
ANZ (DE), Inc.
 1.30%, due 1/15/03-1/16/03......    8,000,000      7,995,811
 1.31%, due 3/11/03..............    4,000,000      3,989,957
Atlantis One Funding Corp.
 1.53%, due 2/6/03 (a)...........    4,000,000      3,993,880
Barclays U.S. Funding Corp.
 1.71%, due 1/24/03..............    4,100,000      4,095,521
Bayerische Landesbank
 Girozentrale 1.63%, due
 2/13/03.........................    4,000,000      3,992,212
ChevronTexaco Corp.
 1.30%, due 1/28/03..............    4,000,000      3,996,100
Dexia Delaware LLC
 1.32%, due 2/11/03..............    4,000,000      3,993,986
 1.34%, due 1/6/03...............    1,225,000      1,224,772
 1.35%, due 1/8/03...............    4,000,000      3,998,950

                                    PRINCIPAL     AMORTIZED
                                     AMOUNT          COST
                                   --------------------------
COMMERCIAL PAPER (Continued)
General Electric Capital Corp.
 1.32%, due 3/10/03..............  $ 4,500,000   $  4,488,780
Goldman Sachs Group, Inc.
 1.75%, due 2/3/03...............    4,000,000      3,993,583
Harvard University
 1.30%, due 4/7/03...............    4,400,000      4,384,747
 1.48%, due 1/9/03...............    5,000,000      4,998,356
HBOS Treasury Services
 1.60%, due 4/7/03...............    3,000,000      2,987,200
 1.77%, due 2/18/03..............    5,600,000      5,586,784
ING U.S. Funding LLC
 1.30%, due 2/7/03...............    4,000,000      3,994,656
 1.33%, due 5/13/03..............    5,475,000      5,448,300
International Business Machines
 Corp.
 1.54%, due 7/11/03..............    5,000,000      4,959,147
KFW International Finance, Inc.
 1.29%, due 3/6/03...............    4,000,000      3,990,827
 1.30%, due 1/30/03-4/14/03......    9,300,000      9,276,900
Lloyds Bank PLC
 1.66%, due 1/28/03..............    5,000,000      4,993,775
Merck & Co., Inc.
 1.29%, due 1/10/03..............    5,000,000      4,998,388
Merrill Lynch & Co., Inc.
 1.28%, due 2/14/03..............    4,000,000      3,993,742
Metlife Funding Inc.
 1.30%, due 1/23/03..............    3,425,000      3,422,279
Morgan Stanley Dean Witter & Co.
 1.70%, due 1/10/03..............    4,000,000      3,998,300
 1.77%, due 1/24/03..............    4,000,000      3,995,477
Nationwide Building Society
 1.31%, due 2/5/03...............    3,275,000      3,270,829
 1.33%, due 5/7/03...............    4,000,000      3,981,380
Nestle Capital Corp.
 1.32%, due 6/5/03 (a)...........    4,000,000      3,977,267
 1.65%, due 2/5/03 (a)...........    4,000,000      3,993,583
 1.70%, due 2/11/03 (a)..........    4,500,000      4,491,287
Pemex Capital, Inc.
 1.33%, due 4/10/03..............    5,600,000      5,579,518
Pfizer, Inc.
 1.72%, due 1/21/03 (a)..........    4,000,000      3,996,178
 1.73%, due 1/24/03 (a)..........    4,000,000      3,995,579
Prudential Funding LLC
 1.29%, due 3/24/03..............    4,000,000      3,988,247
 1.68%, due 1/15/03..............    5,000,000      4,996,733
Quebec Province
 1.29%, due 3/21/03..............    4,575,000      4,562,049
 1.32%, due 3/3/03...............    1,600,000      1,596,421
Receivables Capital Corp.
 1.35%, due 1/29/03 (a)..........    3,000,000      2,996,850
Rio Tinto America, Inc.
 1.30%, due 1/17/03 (a)..........    3,975,000      3,972,703

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CASH MANAGEMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 2002

SHORT-TERM INVESTMENTS (CONTINUED)
                                    PRINCIPAL     AMORTIZED
                                     AMOUNT          COST
                                   --------------------------
COMMERCIAL PAPER (Continued)
Royal Bank of Canada
 1.30%, due 7/21/03..............  $ 4,000,000   $  3,970,967
San Paolo IMI U.S. Financial
 Corp.
 1.29%, due 4/24/03..............    3,575,000      3,560,524
 1.69%, due 1/27/03..............    4,000,000      3,995,118
Santander Hispano Finance
 Delaware Inc.
 1.33%, due 3/20/03..............    4,000,000      3,988,473
 1.35%, due 3/6/03...............    4,000,000      3,990,400
Shell Finance (U.K.) PLC
 1.60%, due 4/21/03..............    5,425,000      5,398,478
 1.75%, due 3/17/03..............    4,000,000      3,985,417
Societe Generale N.A., Inc.
 1.51%, due 1/6/03...............    4,000,000      3,999,161
 1.62%, due 3/14/03..............    4,000,000      3,987,040
Svenska Handelsbanken AB
 1.74%, due 1/21/03..............    4,500,000      4,495,650
Swiss Re Financial Products
 1.71%, due 1/13/03 (a)..........    4,000,000      3,997,720
UBS Finance Delaware LLC
 1.30%, due 3/25/03..............    4,000,000      3,988,011
 1.32%, due 3/26/03..............    3,300,000      3,289,836
Unilever Capital Corp.
 1.29%, due 1/14/03 (a)..........    3,000,000      2,998,603
Wells Fargo & Co.
 1.31%, due 1/14/03..............    4,000,000      3,998,108
                                                 ------------
                                                  259,676,813
                                                 ------------
CORPORATE BONDS (1.7%)
First Union Corp.
 1.66%, due 3/31/03 (b)(c).......    1,350,000      1,350,905
Ford Credit Auto Owner Trust
 Series 2002-D Class A1
 1.79%, due 5/15/03 (c)..........    1,240,320      1,240,320
Permanent Financing PLC
 Series 1 Class 1A
 1.41%, due 6/10/03 (b)(c).......    4,000,000      4,000,000
SBC Communications, Inc.
 1.38%, due 3/14/03 (a)(b)(c)....    2,000,000      2,000,000
                                                 ------------
                                                    8,591,225
                                                 ------------
MEDIUM-TERM NOTE (0.8%)
American Express Credit Corp.
 Series B
 1.42%, due 4/8/03 (b)(c)........    4,000,000      4,000,000
                                                 ------------

U.S. GOVERNMENT & FEDERAL AGENCIES (36.0%)
Federal Home Loan Bank (Discount Notes)
 1.24%, due 4/16/03..............    5,000,000      4,981,917
 1.60%, due 3/12/03..............    5,000,000      4,984,444
 1.64%, due 3/7/03...............    5,000,000      4,985,194
 1.65%, due 4/11/03..............    4,000,000      3,981,667

                                    PRINCIPAL     AMORTIZED
                                     AMOUNT          COST
                                   --------------------------
U.S. GOVERNMENT & FEDERAL AGENCIES (Continued)
Federal Home Loan Mortgage
 Corporation (Discount Notes)
 1.25%, due 2/19/03-3/31/03......  $ 8,500,000   $  8,480,677
 1.27%, due 3/13/03-4/23/03......    8,000,000      7,974,114
 1.29%, due 5/22/03..............    3,150,000      3,134,085
 1.52%, due 2/28/03..............    4,000,000      3,990,204
 1.66%, due 3/27/03-4/24/03......    8,000,000      7,963,480
Federal National Mortgage Association
 (Discount Notes)
 1.24%, due 1/6/03...............    5,000,000      4,999,139
 1.25%, due 1/8/03-4/2/03........   14,100,000     14,083,687
 1.27%, due 5/7/03...............    5,600,000      5,575,108
 1.28%, due 4/1/03-5/28/03.......    9,000,000      8,961,067
 1.29%, due 3/26/03-4/25/03......    8,700,000      8,669,513
 1.46%, due 4/30/03..............    8,725,000      8,682,399
 1.57%, due 2/26/03-4/9/03.......    9,000,000      8,970,693
 1.58%, due 2/12/03-3/5/03.......   10,000,000      9,976,958
 1.60%, due 2/5/03-2/10/03.......   11,425,000     11,406,123
 1.67%, due 2/28/03-3/19/03......    9,200,000      9,171,545
 1.68%, due 1/23/03..............    4,500,000      4,495,380
 1.69%, due 1/7/03...............    3,000,000      2,999,155
 1.70%, due 1/22/03-4/16/03......   16,165,000     16,112,180
United States Treasury Bills
 1.22%, due 4/17/03-5/22/03......   10,000,000      9,958,245
 1.23%, due 4/10/03..............    4,000,000      3,986,443
 1.25%, due 5/1/03-5/8/03........    8,000,000      7,965,765
                                                 ------------
                                                  186,489,182
                                                 ------------

                                     SHARES
                                    ---------
INVESTMENT COMPANY (3.5%)
Merrill Lynch Premier
 Institutional Fund..............   18,361,660     18,361,660
                                                 ------------
Total Short-Term Investments
 (Amortized Cost $513,431,168)
 (d).............................         99.1%   513,431,168
Cash and Other Assets,
 Less Liabilities................          0.9      4,917,125
                                   -----------   ------------
Net Assets.......................        100.0%  $518,348,293
                                   ===========   ============

------------
(a) May be sold to institutional investors only.
(b) Floating rate. Rate shown is the rate in effect at December 31, 2002.
(c) Coupon interest bearing security.
(d) The cost stated also represents the aggregate cost for federal income tax purposes.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.


The table below sets forth the diversification of Cash Management Portfolio investments by industry.

INDUSTRY DIVERSIFICATION

                                  AMORTIZED
                                     COST        PERCENT+
                                 ------------------------
Auto Leases....................  $  1,240,320       0.2%
Banks #........................   173,615,522      33.5
Brokerage......................     3,993,742       0.8
Computer Systems...............     4,959,147       1.0
Conglomerates..................     4,488,780       0.9
Consumer Financial Services....     7,986,573       1.5
Education......................     9,383,102       1.8
Finance........................    52,823,382      10.2
Foreign Government.............     6,158,470       1.2
Health Care-Drugs..............     7,991,757       1.5
Health Care-Medical............     4,998,388       1.0
Insurance......................     8,984,980       1.7
Investment Bank/Brokerage......    11,987,360       2.3
Investment Company.............    18,361,660       3.5
Metals-Miscellaneous...........     3,972,703       0.8
Oil-Integrated Domestic........     3,996,100       0.8
Telephone......................     2,000,000       0.4
U.S. Government & Federal
  Agencies.....................   186,489,182      36.0
                                 ------------     ------
                                  513,431,168      99.1
Cash and Other Assets, Less
  Liabilities..................     4,917,125       0.9
                                 ------------     ------
Net Assets.....................  $518,348,293     100.0%
                                 ============     ======

------------
+ Percentages indicated are based on Portfolio net assets.
# The Portfolio will invest more than 25% of the market value of its total assets in the securities of banks and bank holding companies, including certificates of deposit, bankers' acceptances and securities guaranteed by banks and bank holding companies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CASH MANAGEMENT PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2002

ASSETS:
Investment in securities, at value
  (amortized cost $513,431,168)..........   $513,431,168
Cash.....................................         12,767
Receivables:
  Fund shares sold.......................      5,908,917
  Interest...............................        263,917
                                            ------------
        Total assets.....................    519,616,769
                                            ------------
LIABILITIES:
Payables:
  Fund shares redeemed...................        889,712
  Shareholder communication..............        112,193
  Adviser................................        108,164
  Administrator..........................         86,531
  Custodian..............................          8,822
Accrued expenses.........................         26,688
Dividend payable.........................         36,366
                                            ------------
        Total liabilities................      1,268,476
                                            ------------
Net assets applicable to outstanding
  shares.................................   $518,348,293
                                            ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 700 million shares authorized...   $  5,183,218
Additional paid-in capital...............    513,138,252
Accumulated undistributed net realized
  gain on investments....................         26,823
                                            ------------
Net assets applicable to outstanding
  shares.................................   $518,348,293
                                            ============
Shares of capital stock outstanding......    518,321,838
                                            ============
Net asset value per share outstanding....   $       1.00
                                            ============

STATEMENT OF OPERATIONS
For the year ended December 31, 2002

INVESTMENT INCOME:
Income:
  Interest...............................   $  9,218,614
                                            ------------
Expenses:
  Advisory...............................      1,227,272
  Administration.........................        981,818
  Shareholder communication..............        306,974
  Professional...........................         90,067
  Custodian..............................         47,281
  Directors..............................         21,073
  Miscellaneous..........................         18,360
                                            ------------
        Total expenses...................      2,692,845
                                            ------------
Net investment income....................      6,525,769
                                            ------------
REALIZED GAIN ON INVESTMENTS:
Net realized gain on investments.........         26,823
                                            ------------
Net increase in net assets resulting from
  operations.............................   $  6,552,592
                                            ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

CASH MANAGEMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2002
and December 31, 2001

                                                                   2002              2001
                                                              ---------------------------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $     6,525,769   $    13,966,087
  Net realized gain on investments..........................           26,823             3,086
                                                              ---------------   ---------------
  Net increase in net assets resulting from operations......        6,552,592        13,969,173
                                                              ---------------   ---------------
Dividends and distributions to shareholders:
  From net investment income................................       (6,525,769)      (13,966,087)
  From net realized gain on investments.....................           (2,664)           (1,363)
                                                              ---------------   ---------------
    Total dividends and distributions to shareholders.......       (6,528,433)      (13,967,450)
                                                              ---------------   ---------------
Capital share transactions:
  Net proceeds from sale of shares..........................    1,790,830,476     2,112,270,966
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions.............        6,528,190        13,931,327
                                                              ---------------   ---------------
                                                                1,797,358,666     2,126,202,293
  Cost of shares redeemed...................................   (1,760,205,751)   (1,950,947,991)
                                                              ---------------   ---------------
  Increase in net assets derived from capital share
    transactions............................................       37,152,915       175,254,302
                                                              ---------------   ---------------
Net increase in net assets..................................       37,177,074       175,256,025
NET ASSETS:
Beginning of year...........................................      481,171,219       305,915,194
                                                              ---------------   ---------------
End of year.................................................  $   518,348,293   $   481,171,219
                                                              ===============   ===============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                                YEAR ENDED DECEMBER 31
                                                            2002         2001             2000        1999             1998
                                                          --------------------------------------------------------------------------
Net asset value at beginning of year....................  $   1.00     $   1.00         $   1.00    $   1.00         $   1.00
                                                          --------     --------         --------    --------         --------
Net investment income...................................      0.01         0.04             0.06        0.05             0.05
Net realized gain on investments........................      0.00(a)      0.00(a)            --        0.00(a)          0.00(a)
                                                          --------     --------         --------    --------         --------
Total from investment operations........................      0.01         0.04             0.06        0.05             0.05
                                                          --------     --------         --------    --------         --------
Less dividends and distributions:
  From net investment income............................     (0.01)       (0.04)           (0.06)      (0.05)           (0.05)
  From net realized gain on investments.................     (0.00)(a)    (0.00)(a)           --       (0.00)(a)        (0.00)(a)
                                                          --------     --------         --------    --------         --------
Total dividends and distributions.......................     (0.01)       (0.04)           (0.06)      (0.05)           (0.05)
                                                          --------     --------         --------    --------         --------
Net asset value at end of year..........................  $   1.00     $   1.00         $   1.00    $   1.00         $   1.00
                                                          ========     ========         ========    ========         ========
Total investment return.................................      1.36%        3.84%            6.06%       4.84%            5.18%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.................................      1.33%        3.57%            5.87%       4.79%            5.05%
  Expenses..............................................      0.55%        0.54%            0.52%       0.51%            0.54%
Net assets at end of year (in 000's)....................  $518,348     $481,171         $305,915    $454,470         $231,552

------------
(a) Less than one cent per share.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2002

------------
+ Percentages indicated are based on Portfolio net assets.

COMMON STOCKS (95.0%)+
                                     SHARES         VALUE
                                   -----------------------
AEROSPACE & DEFENSE (3.0%)
General Dynamics Corp. ..........      127,300   $ 10,103,801
Lockheed Martin Corp. ...........      202,400     11,688,600
                                                 ------------
                                                   21,792,401
                                                 ------------
AUTOMOBILES (1.4%)
Harley-Davidson, Inc. ...........      222,600     10,284,120
                                                 ------------
BANKS (7.7%)
Bank of America Corp. ...........      131,400      9,141,498
Bank One Corp. ..................      311,400     11,381,670
Compass Bancshares, Inc. ........      116,300      3,636,701
FleetBoston Financial Corp. .....      143,800      3,494,340
KeyCorp..........................      457,000     11,488,980
National Commerce Financial
 Corp. ..........................      142,900      3,408,165
U.S. Bancorp.....................      352,600      7,482,172
Wells Fargo & Co. ...............      127,300      5,966,551
                                                 ------------
                                                   56,000,077
                                                 ------------
BEVERAGES (1.5%)
Anheuser-Busch Cos., Inc. .......      237,200     11,480,480
                                                 ------------

BIOTECHNOLOGY (1.9%)
Amgen, Inc. (a)..................      287,600     13,902,584
                                                 ------------
CHEMICALS (2.5%)
E.I. du Pont de Nemours & Co. ...      193,300      8,195,920
PPG Industries, Inc. ............      210,700     10,566,605
                                                 ------------
                                                   18,762,525
                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (1.1%)
First Data Corp. ................      224,400      7,946,004
                                                 ------------
COMMUNICATIONS EQUIPMENT (2.3%)
Cisco Systems, Inc. (a)..........      557,800      7,307,180
Motorola, Inc. ..................      364,500      3,152,925
Nokia Corp. ADR (b)..............      426,800      6,615,400
                                                 ------------
                                                   17,075,505
                                                 ------------
COMPUTERS & PERIPHERALS (1.0%)
Dell Computer Corp. (a)..........      286,700      7,666,358
                                                 ------------

DIVERSIFIED FINANCIALS (5.9%)
American Express Co. ............      295,800     10,456,530
Citigroup, Inc...................      314,984     11,084,287
Countrywide Financial Corp. .....       85,200      4,400,580
SLM Corp. .......................      162,600     16,887,636
                                                 ------------
                                                   42,829,033
                                                 ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.2%)
Verizon Communications, Inc. ....      237,200      9,191,500
                                                 ------------

ELECTRIC UTILITIES (1.0%)
Consolidated Edison, Inc. .......      173,100      7,412,142
                                                 ------------

                                   SHARES           VALUE

                                   -----------------------

ENERGY EQUIPMENT & SERVICES (1.5%)
Baker Hughes, Inc. ..............      238,100   $  7,664,439
ENSCO International, Inc. .......      119,100      3,507,495
                                                 ------------
                                                   11,171,934
                                                 ------------
FOOD & DRUG RETAILING (2.4%)
CVS Corp. .......................      259,200      6,472,224
SYSCO Corp. .....................      389,300     11,597,247
                                                 ------------
                                                   18,069,471
                                                 ------------
FOOD PRODUCTS (2.6%)
Kellogg Co. .....................      328,800     11,267,976
Unilever N.V.....................      126,400      7,800,144
                                                 ------------
                                                   19,068,120
                                                 ------------
HEALTH CARE EQUIPMENT & SUPPLIES (6.6%)
Baxter International, Inc. ......      373,700     10,463,600
Boston Scientific Corp. (a)......      435,100     18,500,452
Medtronic, Inc. .................      158,500      7,227,600
Stryker Corp. ...................      180,400     12,108,448
                                                 ------------
                                                   48,300,100
                                                 ------------
HEALTH CARE PROVIDERS & SERVICES (3.7%)
Anthem, Inc. (a).................      185,900     11,693,110
HCA, Inc. .......................      183,300      7,606,950
WellPoint Health Networks, Inc.
 (a).............................      107,600      7,656,816
                                                 ------------
                                                   26,956,876
                                                 ------------
HOTELS, RESTAURANTS & LEISURE (2.1%)
International Game Technology
 (a).............................       58,600      4,448,912
MGM MIRAGE (a)...................      107,200      3,534,384
Starwood Hotels & Resorts
 Worldwide, Inc. ................      316,900      7,523,206
                                                 ------------
                                                   15,506,502
                                                 ------------
HOUSEHOLD DURABLES (1.2%)
Newell Rubbermaid, Inc. .........      287,600      8,722,908
                                                 ------------

HOUSEHOLD PRODUCTS (2.7%)
Colgate-Palmolive Co. ...........      170,400      8,934,072
Procter & Gamble Co. (The).......      126,400     10,862,816
                                                 ------------
                                                   19,796,888
                                                 ------------
INDUSTRIAL CONGLOMERATES (3.4%)
3M Co. ..........................      107,200     13,217,760
General Electric Co. ............      489,100     11,909,585
                                                 ------------
                                                   25,127,345
                                                 ------------
INSURANCE (3.0%)
Allstate Corp. (The).............      416,700     15,413,733
American International Group,
 Inc. ...........................      111,700      6,461,845
                                                 ------------
                                                   21,875,578
                                                 ------------
INTERNET & CATALOG RETAIL (0.6%)
eBay, Inc. (a)...................       61,400      4,164,148
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

COMMON STOCKS (CONTINUED)
                                   SHARES           VALUE
                                   -----------------------
IT CONSULTING & SERVICES (1.5%)
Computer Sciences Corp. (a)......      110,800   $  3,817,060
Sungard Data Systems, Inc. (a)...      299,500      7,056,220
                                                 ------------
                                                   10,873,280
                                                 ------------
MACHINERY (3.9%)
Eaton Corp. .....................      164,900     12,880,339
Illinois Tool Works, Inc. .......      127,300      8,256,678
ITT Industries, Inc. ............      118,200      7,173,558
                                                 ------------
                                                   28,310,575
                                                 ------------
MEDIA (4.0%)
AOL Time Warner, Inc. (a)........      472,600      6,191,060
Clear Channel Communications,
 Inc. (a)........................      185,900      6,932,211
New York Times Co. (The) Class
 A...............................      196,000      8,963,080
Viacom, Inc. Class B (a).........      169,400      6,904,744
                                                 ------------
                                                   28,991,095
                                                 ------------
MULTILINE RETAIL (1.5%)
Wal-Mart Stores, Inc. ...........      211,600     10,687,916
                                                 ------------

OIL & GAS (3.4%)
ConocoPhillips...................      173,100      8,376,309
ExxonMobil Corp. ................      229,000      8,001,260
Occidental Petroleum Corp. ......      305,000      8,677,250
                                                 ------------
                                                   25,054,819
                                                 ------------
PAPER & FOREST PRODUCTS (1.3%)
International Paper Co. .........      266,500      9,319,505
                                                 ------------

PERSONAL PRODUCTS (1.9%)
Avon Products, Inc. .............      254,600     13,715,302
                                                 ------------
PHARMACEUTICALS (7.2%)
Abbott Laboratories..............      266,500     10,660,000
Johnson & Johnson................      240,900     12,938,739
Lilly (Eli) & Co. ...............      111,700      7,092,950
Mylan Laboratories, Inc. ........      112,500      3,926,250
Pharmacia Corp. .................      323,300     13,513,940
Schering-Plough Corp. ...........      196,000      4,351,200
                                                 ------------
                                                   52,483,079
                                                 ------------
REAL ESTATE (1.0%)
Equity Residential...............      297,200      7,305,176
                                                 ------------

ROAD & RAIL (1.3%)
Union Pacific Corp. .............      153,000      9,160,110
                                                 ------------

                                   SHARES           VALUE

                                   -----------------------

SEMICONDUCTOR EQUIPMENT & PRODUCTS (2.3%)
Applied Materials, Inc. (a)......      542,200   $  7,064,866
Intel Corp. .....................      607,200      9,454,104
                                                 ------------
                                                   16,518,970
                                                 ------------
SOFTWARE (3.1%)
Electronic Arts, Inc. (a)........      111,700      5,559,309
Intuit, Inc. (a).................       74,200      3,481,464
Microsoft Corp. (a)..............      265,600     13,731,520
                                                 ------------
                                                   22,772,293
                                                 ------------
SPECIALTY RETAIL (2.3%)
AutoZone, Inc. (a)...............      129,100      9,120,915
TJX Cos., Inc. (The).............      404,800      7,901,696
                                                 ------------
                                                   17,022,611
                                                 ------------
Total Common Stocks
 (Cost $715,349,572).............                 695,317,330
                                                 ------------
SHORT-TERM INVESTMENT (5.4%)
                                    PRINCIPAL
                                     AMOUNT
                                   -----------
COMMERCIAL PAPER (5.4%)
UBS Financial Delaware LLC
 1.20%, due 1/2/03...............  $39,272,000     39,270,691
                                                 ------------
Total Short-Term Investment
 (Cost $39,270,691)..............                  39,270,691
                                                 ------------
Total Investments
 (Cost $754,620,263) (c).........        100.4%   734,588,021(d)
Liabilities In Excess of
 Cash and Other Assets...........         (0.4)    (2,901,677)
                                   -----------   ------------
Net Assets.......................        100.0%  $731,686,344
                                   ===========   ============

------------
(a) Non-income producing security.
(b) ADR--American Depositary Receipt.
(c) The cost for federal income tax purposes is $755,484,160.
(d) At December 31, 2002 net unrealized depreciation was $20,896,139, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $45,181,009 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $66,077,148.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2002

ASSETS:
Investment in securities, at value
  (identified cost $754,620,263)........   $ 734,588,021
Cash....................................          32,323
Receivables:
  Dividends.............................       1,378,327
  Fund shares sold......................          80,747
                                           -------------
        Total assets....................     736,079,418
                                           -------------
LIABILITIES:
Payables:
  Investment securities purchased.......       3,633,610
  Fund shares redeemed..................         296,773
  Adviser...............................         158,067
  Shareholder communication.............         141,157
  Administrator.........................         126,453
  Professional..........................          27,642
  Custodian.............................           5,335
Accrued expenses........................           4,037
                                           -------------
        Total liabilities...............       4,393,074
                                           -------------
Net assets applicable to outstanding
  shares................................   $ 731,686,344
                                           =============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 200 million shares
  authorized............................   $     488,478
Additional paid-in capital..............     943,493,611
Accumulated undistributed net investment
  income................................          87,019
Accumulated net realized loss on
  investments...........................    (192,350,522)
Net unrealized depreciation on
  investments...........................     (20,032,242)
                                           -------------
Net assets applicable to outstanding
  shares................................   $ 731,686,344
                                           =============
Shares of capital stock outstanding.....      48,847,774
                                           =============
Net asset value per share outstanding...   $       14.98
                                           =============

STATEMENT OF OPERATIONS
For the year ended December 31, 2002

INVESTMENT INCOME:
Income:
  Dividends (a).........................   $  11,899,737
  Interest..............................         580,497
                                           -------------
        Total income....................      12,480,234
                                           -------------
Expenses:
  Advisory..............................       2,217,185
  Administration........................       1,773,748
  Shareholder communication.............         347,270
  Professional..........................         142,664
  Directors.............................          39,902
  Miscellaneous.........................          38,885
                                           -------------
        Total expenses..................       4,559,654
                                           -------------
Net investment income...................       7,920,580
                                           -------------
REALIZED AND UNREALIZED LOSS ON
  INVESTMENTS:
Net realized loss on investments........    (155,774,962)
Net change in unrealized appreciation on
  investments...........................    (104,374,143)
                                           -------------
Net realized and unrealized loss on
  investments...........................    (260,149,105)
                                           -------------
Net decrease in net assets resulting
  from operations.......................   $(252,228,525)
                                           =============
------------
(a) Dividends recorded net of foreign withholding taxes
    in the amount of $15,671.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

GROWTH EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2002
and December 31, 2001

                                                                   2002             2001
                                                              -------------------------------
DECREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $    7,920,580   $    7,419,239
  Net realized loss on investments..........................    (155,774,962)     (36,923,225)
  Net change in unrealized appreciation on investments......    (104,374,143)    (199,243,397)
                                                              --------------   --------------
  Net decrease in net assets resulting from operations......    (252,228,525)    (228,747,383)
                                                              --------------   --------------
Dividends to shareholders:
  From net investment income................................      (7,833,561)      (7,409,884)
                                                              --------------   --------------
Capital share transactions:
  Net proceeds from sale of shares..........................      57,067,004      109,344,185
  Net asset value of shares issued to shareholders in
    reinvestment of dividends...............................       7,833,561        7,409,884
                                                              --------------   --------------
                                                                  64,900,565      116,754,069
  Cost of shares redeemed...................................    (132,984,013)    (152,398,472)
                                                              --------------   --------------
  Decrease in net assets derived from capital share
    transactions............................................     (68,083,448)     (35,644,403)
                                                              --------------   --------------
Net decrease in net assets..................................    (328,145,534)    (271,801,670)
NET ASSETS:
Beginning of year...........................................   1,059,831,878    1,331,633,548
                                                              --------------   --------------
End of year.................................................  $  731,686,344   $1,059,831,878
                                                              ==============   ==============
Accumulated undistributed net investment income at end of
  year......................................................  $       87,019   $           --
                                                              ==============   ==============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                               YEAR ENDED DECEMBER 31
                                                             2002         2001          2000          1999         1998
                                                           -------------------------------------------------------------------------
Net asset value at beginning of year.....................  $  19.99    $    24.28    $    27.78    $    23.62    $  20.31
                                                           --------    ----------    ----------    ----------    --------
Net investment income....................................      0.16          0.14          0.15          0.16        0.19
Net realized and unrealized gain (loss) on investments...     (5.01)        (4.29)        (1.06)         6.89        5.21
                                                           --------    ----------    ----------    ----------    --------
Total from investment operations.........................     (4.85)        (4.15)        (0.91)         7.05        5.40
                                                           --------    ----------    ----------    ----------    --------
Less dividends and distributions:
  From net investment income.............................     (0.16)        (0.14)        (0.15)        (0.16)      (0.19)
  From net realized gain on investments..................        --            --         (2.44)        (2.73)      (1.90)
                                                           --------    ----------    ----------    ----------    --------
Total dividends and distributions........................     (0.16)        (0.14)        (2.59)        (2.89)      (2.09)
                                                           --------    ----------    ----------    ----------    --------
Net asset value at end of year...........................  $  14.98    $    19.99    $    24.28    $    27.78    $  23.62
                                                           ========    ==========    ==========    ==========    ========
Total investment return..................................    (24.25%)      (17.09%)       (3.34%)       29.96%      26.59%
Ratios (to average net assets)/Supplemental Data:
  Net investment income..................................      0.89%         0.66%         0.55%         0.63%       0.84%
  Expenses...............................................      0.51%         0.50%         0.50%         0.49%       0.51%
Portfolio turnover rate..................................       120%           93%           77%           71%         69%
Net assets at end of year (in 000's).....................  $731,686    $1,059,832    $1,331,634    $1,312,905    $996,736

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1-- Organization and Business:
--------------------------------------------------------------------------------

MainStay VP Series Fund, Inc. (the "Fund") was incorporated under Maryland law on June 3, 1983. The Fund is registered under the Investment Company Act of 1940, as amended ("Investment Company Act"), as an open-end diversified management investment company and is comprised of nineteen Portfolios. These financial statements relate solely to the Cash Management Portfolio, which commenced operations on January 29, 1993, and Bond and Growth Equity Portfolios, which commenced operations on January 23, 1984, (the "Portfolios"; each separately a "Portfolio") and are separate Portfolios of the Fund. Shares of the Portfolios are currently offered only to New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIAC allocates shares of the Portfolios to, among others, New York Life Insurance and Annuity Corporation's MFA Separate Account-I, MFA Separate Account-II and VLI Separate Account (collectively "Separate Accounts"). The MFA Separate Accounts are used to fund multi-funded retirement annuity policies and the VLI Separate Account is used to fund variable life insurance policies issued by NYLIAC.

The investment objectives for each of the Portfolios of the Fund are as follows:

Bond: to seek the highest income over the long term consistent with preservation of principal.

Cash Management: to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

Growth Equity: to seek long-term growth of capital, with income as a secondary consideration.

--------------------------------------------------------------------------------
NOTE 2--Significant Accounting Policies:
--------------------------------------------------------------------------------

The following is a summary of significant accounting policies followed by the
Fund:

                                      (A)

VALUATION OF FUND SHARES. The net asset value per share of each Portfolio is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange, except for the Cash Management Portfolio, which is calculated at noon every day the Exchange is open. The net asset value per share of each Portfolio is determined by taking the current market value (amortized cost, in the case of the Cash Management Portfolio) of the Portfolio's total assets attributable to that Portfolio, subtracting the liabilities attributable to that Portfolio, and dividing the result by the total number of outstanding shares of that Portfolio. Each Portfolio's net asset value will fluctuate, and although the Cash Management Portfolio seeks to maintain a net asset value of $1.00 per share, there is no assurance that it will be able to do so. An investor could lose money by investing in any Portfolio. An investment in the Cash Management Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                      (B)

SECURITIES VALUATION. Portfolio securities of Cash Management Portfolio are valued at their amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

Securities of each of the other Portfolios are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid price and asked price, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ ("NASDAQ") system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising

                                                   MAINSTAY VP SERIES FUND, INC.

over-the-counter securities not quoted on the NASDAQ system and securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market, at prices supplied by the pricing agent or brokers selected by the Adviser (see Note 3) if these prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Adviser to be representative of market values at the regular close of business of the Exchange, (f) by appraising options and futures contracts at the last sale price on the market where such options or futures contracts are principally traded, and (g) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Directors. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Portfolios' calculations of net asset values unless the Adviser deems that the particular event would materially affect the Portfolios' net asset values, in which case an adjustment may be made.

                                      (C)

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts and premiums on securities, other than short-term securities, purchased for all Portfolios are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

                                      (D)

SECURITIES LENDING. The Portfolios may lend their securities to broker-dealers and financial institutions. The loans would be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Portfolios may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolios would receive compensation for lending their securities in the form of fees or they would retain a portion of interest on the investment of any cash received as collateral. The Portfolios would also continue to receive interest and dividends on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan would be for the account of the Portfolios.

                                      (E)

FEDERAL INCOME TAXES. Each of the Portfolios is treated as a separate entity for federal income tax purposes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Portfolio within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by a Portfolio from foreign sources may be subject to foreign income taxes withheld at the source.

                                      (F)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. For Cash Management Portfolio, dividends are declared daily and paid monthly and capital gain distributions, if any, are declared and paid annually. Each of the other Portfolios intends to declare and pay, as a dividend, substantially all of their net investment income and net realized gains no less frequently than once a year. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current year reclassifications between accumulated undistributed net investment income (loss), accumulated undistributed net realized gain (loss) on investments and paid-in capital arising from permanent differences; net assets at December 31, 2002, are not affected.

                                                                              ACCUMULATED
                                                             ACCUMULATED     UNDISTRIBUTED
                                                            UNDISTRIBUTED     NET REALIZED
                                                            NET INVESTMENT   GAIN (LOSS) ON     ADDITIONAL
                                                            INCOME (LOSS)     INVESTMENTS     PAID-IN CAPITAL
                                                            --------------   --------------   ---------------
Bond Portfolio............................................    $  244,384       $ (213,934)      $  (30,450)

The reclassifications for the Portfolio are primarily due to reclassification of distributions and paydown gain (loss).

Dividends to shareholders from net investment income and distributions to shareholders from net realized gains shown in the Statement of Changes in Net Assets for the years ended December 31, 2002 and December 31, 2001, represent tax-based distributions of ordinary income and net long-term capital gain, respectively, except for the Portfolio for which the tax components of the distributions are shown below.

                                                     2002                                      2001
                                    ---------------------------------------   ---------------------------------------
                                        TAX-BASED            TAX-BASED            TAX-BASED            TAX-BASED
                                    DISTRIBUTIONS FROM   DISTRIBUTIONS FROM   DISTRIBUTIONS FROM   DISTRIBUTIONS FROM
                                     ORDINARY INCOME      LONG-TERM GAINS      ORDINARY INCOME      LONG-TERM GAINS
                                    ------------------   ------------------   ------------------   ------------------
Cash Management Portfolio.........      $6,528,433               $0              $13,967,450               $0

                                      (G)

EXPENSES. Expenses with respect to the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred except where direct allocations of expenses can be made.

                                      (H)

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                                                   MAINSTAY VP SERIES FUND, INC.

NOTE 3-- Fees and Related Party Transactions:
--------------------------------------------------------------------------------

                                      (A)

INVESTMENT ADVISORY, SUB-ADVISORY AND ADMINISTRATION FEES. New York Life Investment Management LLC ("NYLIM"), an indirect wholly-owned subsidiary of New York Life, serves as investment adviser to the Fund under an Investment Advisory Agreement. MacKay Shields, a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as sub-adviser to Cash Management Portfolio, under a Sub-Advisory Agreement with NYLIM. Bond and Growth Equity Portfolios are advised by NYLIM directly, without a sub-adviser.

NYLIM serves as administrator for the Fund.

The Fund, on behalf of each Portfolio, pays the Adviser and Administrator a monthly fee for the services performed and the facilities furnished at an approximate annual rate of the average daily net assets of each Portfolio as follows:

                                                               ADVISER   ADMINISTRATOR
                                                               -------   -------------
Bond Portfolio..............................................    0.25%        0.20%
Cash Management Portfolio...................................    0.25%        0.20%
Growth Equity Portfolio.....................................    0.25%        0.20%

Pursuant to the terms of the Sub-Advisory Agreement between NYLIM and MacKay Shields, NYLIM pays MacKay Shields a monthly fee at an annual rate of average daily net assets of Cash Management Portfolio of 0.25%.

                                      (B)

DIRECTORS FEES. Directors, other than those affiliated with NYLIM, New York Life, MacKay Shields or NYLIFE Distributors, are paid an annual fee of $35,000, and $1,500 for each Board meeting and each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Fund allocates this expense in proportion to the net assets of the respective Portfolios.

                                      (C)

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of NYLIM are charged to the Portfolios. For the year ended December 31, 2002 these fees, which are included in Professional fees shown on the Statement of Operations, are as follows:

Bond Portfolio..............................................   $ 9,669
Cash Management Portfolio...................................    11,232
Growth Equity Portfolio.....................................    19,221

NOTE 4--Federal Income Tax:
--------------------------------------------------------------------------------

As of December 31, 2002, the components of accumulated gain (loss) on a tax basis were as follows:

                                                                  ACCUMULATED      UNREALIZED         TOTAL
                                                      ORDINARY    CAPITAL AND     APPRECIATION     ACCUMULATED
                                                       INCOME    OTHER LOSSES    (DEPRECIATION)    GAIN (LOSS)
                                                      --------   -------------   --------------   -------------
Bond Portfolio.....................................   $     0    $           0    $(19,095,165)   $ (19,095,165)
Cash Management Portfolio..........................    26,823                0               0           26,823
Growth Equity Portfolio............................    87,019     (191,486,626)    (20,896,139)    (212,295,746)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale loss deferrals and premium amortization.

At December 31, 2002, for federal income tax purposes, capital loss carryforwards were available to the extent provided by regulations to offset future realized gains of Growth Equity Portfolio, in the amount of approximately $36,576,000 and $154,911,000, through the years 2009 and 2010, respectively. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

The Bond Portfolio utilized $5,812,557 of capital loss carryforwards during the year ended December 31, 2002.

--------------------------------------------------------------------------------
NOTE 5--Line of Credit:
--------------------------------------------------------------------------------

Bond and Growth Equity Portfolios maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These Portfolios pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the Portfolios based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on this line of credit during the year ended December 31, 2002.

                                                   MAINSTAY VP SERIES FUND, INC.

NOTE 6--Purchases and Sales of Securities (in 000's):
--------------------------------------------------------------------------------

During the year ended December 31, 2002, purchases and sales of securities, other than securities subject to repurchase transactions and short-term securities, were as follows:

                                                                      BOND                 GROWTH EQUITY
                                                                    PORTFOLIO                PORTFOLIO
                                                              PURCHASES     SALES     PURCHASES      SALES
                                                              -----------------------------------------------
U.S. Government securities..................................  $269,625    $188,978    $       --   $       --
All others..................................................   152,851     109,698     1,020,161    1,095,074
                                                               ---------------------------------------------
Total.......................................................  $422,476    $298,676    $1,020,161   $1,095,074
                                                              ===============================================

--------------------------------------------------------------------------------
NOTE 7--Capital Share Transactions (in 000's):
--------------------------------------------------------------------------------

Transactions in capital shares for the years ended December 31, 2002 and December 31, 2001 were as follows:

                                                        BOND               CASH MANAGEMENT          GROWTH EQUITY
                                                      PORTFOLIO               PORTFOLIO               PORTFOLIO
                                                   2002       2001        2002         2001        2002       2001
                                                 -------------------------------------------------------------------
Shares sold...................................     9,154      8,811     1,790,743    2,112,279     3,187      5,159
Shares issued in reinvestment of
  dividends and distributions.................     1,519      1,321         6,528       13,932       524        368
                                                 -------------------------------------------------------------------
                                                  10,673     10,132     1,797,271    2,126,211     3,711      5,527
Shares redeemed...............................    (4,033)    (2,135)   (1,760,121)  (1,950,956)   (7,884)    (7,359)
                                                 -------------------------------------------------------------------
Net increase (decrease).......................     6,640      7,997        37,150      175,255    (4,173)    (1,832)
                                                 ===================================================================

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of MainStay VP Series Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cash Management Portfolio, Bond Portfolio and Growth Equity Portfolio (three of the nineteen portfolios constituting MainStay VP Series Fund, Inc., hereafter referred to as the "Fund") at December 31, 2002, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 19, 2003

MAINSTAY VP SERIES FUND, INC. -- DIRECTORS AND OFFICERS

The following are the Directors and Officers of MainStay VP Series Fund, Inc., together with a brief description of their principal occupations during the past five years.

Each Director serves until his/her successor is elected and qualified or until his/her resignation, death or removal. Officers serve a term of one year and are elected annually by the Directors.

The business address of each Director and Officer is 51 Madison Avenue, New York, New York 10010.

-----------------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF
                                                                                      PORTFOLIOS
                            POSITION(S) HELD                                            IN FUND
                             WITH FUND AND                                              COMPLEX            OTHER
                             LENGTH OF TIME          PRINCIPAL OCCUPATION(S)          OVERSEEN BY      DIRECTORSHIPS
NAME AND DATE OF BIRTH           SERVED                DURING PAST 5 YEARS             DIRECTOR       HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------
 INTERESTED DIRECTORS*
-----------------------------------------------------------------------------------------------------------------------
 GARY E. WENDLANDT         Chairman and Chief  Chief Executive Officer, Chairman        43                  None
 10/8/50                   Executive Officer   and Manager, New York Life
                           since January 1,    Investment Management LLC (including
                           2002, and Director  predecessor advisory organizations)
                           since November      and New York Life Investment
                           2001.               Management Holdings LLC; Executive
                                               Vice President, New York Life
                                               Insurance Company; Director, NYLIFE
                                               Distributors, Inc.; Vice Chairman
                                               and Manager, McMorgan & Company LLC;
                                               Manager, MacKay Shields LLC;
                                               Executive Vice President, New York
                                               Life Insurance and Annuity
                                               Corporation; Chairman and Trustee,
                                               The MainStay Funds (24 portfolios);
                                               Executive Vice President and Chief
                                               Investment Officer, MassMutual Life
                                               Insurance Company (1993 to 1999).
-----------------------------------------------------------------------------------------------------------------------

 ANNE F. POLLACK           President and       Senior Vice President and Chief          19                  None
 11/7/55                   Chief               Investment Officer, New York Life
                           Administrative      Insurance Company; Senior Vice
                           Officer since       President, Chief Investment Officer
                           1990, and Director  and Manager, NYLIFE LLC and New York
                           since 1989          Life International, LLC; Senior Vice
                                               President, Chief Investment Officer
                                               and Director, New York Life
                                               Insurance and Annuity Corporation
                                               and NYLIFE Insurance Company of
                                               Arizona; Director, NYLIFE Securities
                                               Inc.
-----------------------------------------------------------------------------------------------------------------------

 ROBERT D. ROCK            Vice President      Senior Vice President, New York Life     19                  None
 12/16/54                  since 1985, and     Insurance Company; Senior Vice
                           Director since      President and Director, New York
                           1984                Life Insurance and Annuity
                                               Corporation, and NYLIFE Distributors
                                               Inc.; Director, NYLIFE Insurance
                                               Company of Arizona; Senior Vice
                                               President, NYLIFE Securities Inc.
-----------------------------------------------------------------------------------------------------------------------

* Certain Directors are considered to be interested persons of the Company within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Insurance and Annuity Corporation, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., The MainStay Funds, New York Life Investment Management Institutional Funds, NYLIFE Securities Inc. and/or NYLIFE Distributors Inc., as described in detail in the column "Principal Occupation(s) During Past 5 Years."

-----------------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF
                                                                                      PORTFOLIOS
                            POSITION(S) HELD                                            IN FUND
                             WITH FUND AND                                              COMPLEX            OTHER
                             LENGTH OF TIME          PRINCIPAL OCCUPATION(S)          OVERSEEN BY      DIRECTORSHIPS
NAME AND DATE OF BIRTH           SERVED                DURING PAST 5 YEARS             DIRECTOR       HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------
 NON-INTERESTED
 DIRECTORS
-----------------------------------------------------------------------------------------------------------------------
 MICHAEL J. DRABB          Director since      Retired. Executive Vice President,       19           Director, MONY
 10/4/33                   1994                O'Brien Asset Management (1993 to                     Series Fund (7
                                               1999).                                                portfolios);
                                                                                                     Director, New York
                                                                                                     Life Settlement
                                                                                                     Corporation.
-----------------------------------------------------------------------------------------------------------------------
 JILL FEINBERG             Director since      President, Jill Feinberg & Company,      19           Director, New York
 4/14/54                   1995                Inc. (special events and meeting                      Life Settlement
                                               planning firm).                                       Corporation
-----------------------------------------------------------------------------------------------------------------------

 DANIEL HERRICK            Director since      Retired. Treasurer and Executive         19                  None
 12/1/20                   1983                Officer, National Gallery of Art
                                               (1985 to 1995).
-----------------------------------------------------------------------------------------------------------------------

 ROMAN L. WEIL             Director since      V. Duane Rath Professor of               19                  None
 5/22/40                   1994                Accounting, Graduate School of
                                               Business, University of Chicago;
                                               President, Roman L. Weil Associates,
                                               Inc. (consulting firm).
-----------------------------------------------------------------------------------------------------------------------

 JOHN A. WEISSER, JR.      Director since      Retired. Managing Director of            19                  None
 10/22/41                  1997                Salomon Brothers, Inc. (1981 to
                                               1995)
-----------------------------------------------------------------------------------------------------------------------
 OFFICERS WHO ARE NOT
 DIRECTORS
-----------------------------------------------------------------------------------------------------------------------
 THEODORE A. MATHAS        Executive Vice      Senior Vice President, New York Life    N/A                  None
 4/4/67                    President since     Insurance Company; Senior Vice
                           May 14, 2002        President, Chief Operating Officer
                                               and Director, New York Life
                                               Insurance and Annuity Corporation;
                                               Senior Vice President, Chief
                                               Operating Officer and Director,
                                               NYLIFE Insurance Company of Arizona;
                                               Director, NYLIFE Securities Inc.
-----------------------------------------------------------------------------------------------------------------------
 PATRICK J. FARRELL        Treasurer, Chief    Managing Director, New York Life        N/A                  None
 9/27/59                   Financial and       Investment Management LLC (including
                           Accounting Officer  predecessor advisory organizations);
                           since 2001          Vice President, Treasurer, Chief
                                               Financial and Accounting Officer,
                                               The MainStay Funds; Treasurer, Chief
                                               Financial and Accounting Officer,
                                               Eclipse Funds Inc., Eclipse Funds,
                                               and New York Life Investment
                                               Management Institutional Funds;
                                               Chief Financial Officer and
                                               Assistant Treasurer, McMorgan Funds.
-----------------------------------------------------------------------------------------------------------------------

                                                   MAINSTAY VP SERIES FUND, INC.

-----------------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF
                                                                                      PORTFOLIOS
                            POSITION(S) HELD                                            IN FUND
                             WITH FUND AND                                              COMPLEX            OTHER
                             LENGTH OF TIME          PRINCIPAL OCCUPATION(S)          OVERSEEN BY      DIRECTORSHIPS
NAME AND DATE OF BIRTH           SERVED                DURING PAST 5 YEARS             DIRECTOR       HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------

 ROBERT A. ANSELMI         Secretary since     Senior Managing Director, General       N/A                  None
 10/19/46                  2001                Counsel and Secretary, New York Life
                                               Investment Management LLC (including
                                               predecessor advisory organizations);
                                               Secretary, New York Life Investment
                                               Management Holdings LLC; Senior Vice
                                               President, New York Life Insurance
                                               Company; Vice President and
                                               Secretary, McMorgan & Company LLC;
                                               Secretary, NYLIFE Distributors,
                                               Inc.; Secretary, The MainStay Funds,
                                               Eclipse Funds Inc., Eclipse Funds,
                                               and New York Life Investment
                                               Management Institutional Funds;
                                               Managing Director and Senior
                                               Counsel, Lehman Brothers Inc.,
                                               (October 1998 to December 1999);
                                               General Counsel and Managing
                                               Director, JP Morgan Investment
                                               Management Inc. (1986 to September
                                               1998).
-----------------------------------------------------------------------------------------------------------------------

 RICHARD W. ZUCCARO        Tax Vice President  Vice President, New York Life           N/A                  None
 12/12/49                  since 1991          Insurance Company; Vice President,
                                               New York Life Insurance and Annuity
                                               Corporation, NYLIFE Insurance
                                               Company of Arizona, NYLIFE LLC,
                                               NYLIFE Securities Inc., NYLIFE
                                               Distributors Inc.; Tax Vice
                                               President, New York Life
                                               International, LLC; Tax Vice
                                               President, Eclipse Funds, Eclipse
                                               Funds Inc., The MainStay Funds, and
                                               New York Life Investment Management
                                               Institutional Funds.
-----------------------------------------------------------------------------------------------------------------------

The preceding information has not been audited.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                   MAINSTAY VP SERIES FUND, INC.

                            DIRECTORS AND OFFICERS*
                        Gary E. Wendlandt, Chairman,
                          Chief Executive Officer and Director
                        Anne F. Pollack, President,
                          Chief Administrative Officer and Director
                        Michael J. Drabb, Director
                        Jill Feinberg, Director
                        Daniel Herrick, Director
                        Robert D. Rock, Director and Vice President
                        Roman L. Weil, Director
                        John A. Weisser, Jr., Director
                        Theodore A. Mathas, Executive Vice President
                        Patrick J. Farrell, Treasurer, Chief Financial and Accounting Officer
                        Robert A. Anselmi, Secretary
                        Richard W. Zuccaro, Tax Vice President

                               INVESTMENT ADVISER
                        New York Life Investment Management LLC

                                  SUB-ADVISER
                        MacKay Shields LLC**

                                 ADMINISTRATOR
                        New York Life Investment Management LLC

                                   CUSTODIANS
                        The Bank of New York
                        The Chase Manhattan Bank, N.A.

                            INDEPENDENT ACCOUNTANTS
                        PricewaterhouseCoopers LLP

  * As of December 31, 2002.

 ** An affiliate of New York Life Investment Management LLC.

Not all investment divisions are available under all policies.

[NY LIFE LOGO]
       NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
       51 MADISON AVENUE, ROOM 2304
       NEW YORK, NY 10010
                               Presorted Standard
                                  U.S. Postage
                                      PAID
                                     NYLIAC

                                 [RECYCLE LOGO]
                                   Printed on
                                    recycled
                                     paper



                                  18503 (2/03)